       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999
                                                                File No. 2-36394
                                                               File No. 811-1990


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549

                                       FORM N-4

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/
                           Pre-Effective Amendment No.                       / /
                                                       ----

                          Post-Effective Amendment No.  47                   /X/
                                                       ----


           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /X/
                                  Amendment No.  23                          /X/
                                                ----

                         FRANKLIN LIFE VARIABLE ANNUITY FUND
                  (formerly Franklin Life Variable Annuity Fund A)
                              (EXACT NAME OF REGISTRANT)

                         THE FRANKLIN LIFE INSURANCE COMPANY
                                 (NAME OF DEPOSITOR)

                                  #1 Franklin Square
                             Springfield, Illinois 62713
                 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

          DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (800) 528-2011

                              Elizabeth E. Arthur, Esq.
                         The Franklin Life Insurance Company
                                  #1 Franklin Square
                             Springfield, Illinois 62713
                       (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                       COPY TO:

                                Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan LLP
                            1275 Pennsylvania Avenue, N.W.
                              Washington, DC  20004-2415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):


     /X/ Immediately upon filing pursuant to paragraph (b) of Rule 485 / / On April 30, 1999, pursuant to paragraph (b) of Rule 485
     / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     / / On (date) pursuant to paragraph (a)(1) of Rule 485

TITLE OF SECURITIES BEING REGISTERED:  Individual Variable Annuity Contracts

                         FRANKLIN LIFE VARIABLE ANNUITY FUND

                PROSPECTUS -- INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                     ISSUED BY
                         THE FRANKLIN LIFE INSURANCE COMPANY
                                 #1 Franklin Square
                            Springfield, Illinois 62713
                                   1-800-528-2011

This prospectus describes three individual variable annuity contracts issued by The Franklin Life Insurance Company through the Franklin Life Variable Annuity Fund. The Franklin Life Insurance Company no longer sells the variable annuity contracts although owners of existing contracts may continue to make payments on those contracts.

Each variable annuity contract provides annuity payments that may vary with the investment performance of one of three subaccounts of the Franklin Life Variable Annuity Fund. The Franklin Life Insurance Company invests assets of each subaccount exclusively in shares of either the Stock Index Fund or the Money Market Fund of American General Series Portfolio Company, an open-end mutual fund. The Franklin Life Insurance Company does not guarantee any minimum value for amounts allocated to the subaccounts.

This prospectus sets forth the information that a contract owner should know before investing. Contract owners should keep this prospectus for future reference. A current prospectus for the designated investment portfolios of American General Series Portfolio Company must accompany this prospectus. Please read this prospectus in conjunction with the current prospectus for the American General Series Portfolio Company.

The Franklin Life Insurance Company has filed a statement of additional information having the same date as this prospectus with the Securities and Exchange Commission. The statement of additional information further describes the variable annuity contracts and the Franklin Life Variable Annuity Fund and is incorporated herein by reference. To obtain a free copy of this document, write or call The Franklin Life Insurance Company at its administrative office -
- FLIC Annuity Service Center, 2727-A Allen Parkway (3-50), Houston, Texas 77019-2191; or P.O. Box 4799, Houston, Texas 77210-4799, (800) 231-0105 or (713)
831-3505.

AN INVESTMENT IN A VARIABLE ANNUITY CONTRACT DESCRIBED IN THIS PROSPECTUS IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS A VARIABLE ANNUITY CONTRACT INSURED BY THE UNITED STATES GOVERNMENT. INVESTING IN A VARIABLE ANNUITY CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF PAYMENTS (PRINCIPAL).

--------------------------------------------------------------------------------
      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      OF THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS THE SECURITIES
       AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
        PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    April 30, 1999

                                  TABLE OF CONTENTS
SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

FEE TABLES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
     Contract A Fee Table and Example. . . . . . . . . . . . . . . . . . .     6
     Contract B Fee Table and Example. . . . . . . . . . . . . . . . . . .     8
     Contract C Fee Table and Example. . . . . . . . . . . . . . . . . . .    10

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
     General Description . . . . . . . . . . . . . . . . . . . . . . . . .    12
     The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
     Charges Under the Contracts . . . . . . . . . . . . . . . . . . . . .    13
     Minimum Investment. . . . . . . . . . . . . . . . . . . . . . . . . .    14
     Redemption. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
     Death Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
     Settlement Options. . . . . . . . . . . . . . . . . . . . . . . . . .    15
     Termination by The Franklin . . . . . . . . . . . . . . . . . . . . .    15
     Inquiries and Written Notices . . . . . . . . . . . . . . . . . . . .    15

CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . .    16

THE FRANKLIN, THE FUND, AND THE PORTFOLIOS . . . . . . . . . . . . . . . .    17
     The Franklin. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
     The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
     The Portfolios. . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

DESCRIPTION OF THE CONTRACTS . . . . . . . . . . . . . . . . . . . . . . .    19
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
          Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . .    21
          Changing Periodic Stipulated Payments. . . . . . . . . . . . . .    21
          Assignment or Pledge . . . . . . . . . . . . . . . . . . . . . .    22
          Purchase Limits. . . . . . . . . . . . . . . . . . . . . . . . .    22
          Termination by the Franklin. . . . . . . . . . . . . . . . . . .    23
          Right to Revocation of Contract. . . . . . . . . . . . . . . . .    23
          Transfers to Other Contracts . . . . . . . . . . . . . . . . . .    23
          Deductions and Charges Under the Contracts . . . . . . . . . . .    24
     Deferred Variable Annuity Accumulation Period . . . . . . . . . . . .    25
          Crediting Accumulation Units . . . . . . . . . . . . . . . . . .    25
          Valuation of a Contract Owner's Contract . . . . . . . . . . . .    25
          Value of the Accumulation Unit . . . . . . . . . . . . . . . . .    26
          Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
          Payment of Accumulated Value at Time of Death. . . . . . . . . .    27
          Options upon Failure to Make Stipulated Payments . . . . . . . .    28
          Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . .    28
          Change of Beneficiary or Mode of Payment of Proceeds; Death of
             Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . .    28
          Settlement Options . . . . . . . . . . . . . . . . . . . . . . .    29

          Transfer of Fixed-Dollar Annuity Values to Acquire Variable
             Annuity Accumulation Units. . . . . . . . . . . . . . . . . .    32
          Loans under Contract B . . . . . . . . . . . . . . . . . . . . .    32
     Annuity Period. . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
          Electing Annuity Payments and Settlement Option; Commencement of
             Annuity Payments. . . . . . . . . . . . . . . . . . . . . . .    34
          The Annuity Unit . . . . . . . . . . . . . . . . . . . . . . . .    34
          Determination of Amount of First Monthly Annuity Payment
             (Deferred Variable Annuity Contracts) . . . . . . . . . . . .    35
          Amount of Second and Subsequent Monthly Annuity Payments
             (Deferred Variable Annuity Contracts) . . . . . . . . . . . .    36
          Determination of Amount of Annuity Payments (Immediate Variable
             Annuity Contracts). . . . . . . . . . . . . . . . . . . . . .    36
          Assumed Net Investment Rate. . . . . . . . . . . . . . . . . . .    36

FEDERAL INCOME TAX STATUS. . . . . . . . . . . . . . . . . . . . . . . . .    37
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
     The Franklin. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
     The Contracts: Qualified Plans. . . . . . . . . . . . . . . . . . . .    37
     The Contracts: Non-Qualified Plans. . . . . . . . . . . . . . . . . .    40
     Aggregation of Contracts. . . . . . . . . . . . . . . . . . . . . . .    41
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . .    42

VOTING PRIVILEGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43

SERVICES UNDER THE CONTRACTS . . . . . . . . . . . . . . . . . . . . . . .    44

STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44

REPORTS TO OWNERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44

EFFECT OF NON-QUALIFICATION. . . . . . . . . . . . . . . . . . . . . . . .    44

YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44

REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .    45

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION . . . . . . .    45

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. THE FRANKLIN LIFE INSURANCE COMPANY AND FRANKLIN LIFE VARIABLE ANNUITY FUND HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

SPECIAL TERMS

ACCUMULATION UNIT - A unit of measure used to determine the value of a Contract Owner's interest in a Subaccount prior to the initial Annuity Payment Date.

ADMINISTRATIVE OFFICE - The Administrative Office is the FLIC Annuity Service Center, 2727-A Allen Parkway (3-50), Houston, Texas 77019-2191. The mailing address and telephone number are P.O. Box 4799, Houston, Texas 77210-4799, (800) 231-0105 or (713) 831-3505.

ANNUITY PAYMENT DATE - The date The Franklin makes the first monthly Annuity Payment to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS - Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, The Franklin may pay Annuity Payments to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT - A unit of measure used to determine the value of Annuity Payments after the first.

BENEFICIARY - The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE - The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE - The Internal Revenue Code of 1986, as amended.

CONTRACT - One of the three individual variable annuity contracts issued by The Franklin Life Insurance Company through Franklin Life Variable Annuity Fund that is offered by this Prospectus ("Contract A," "Contract B," and "Contract C.")

CONTRACT ANNIVERSARY - An anniversary of the Effective Date of a Contract.

CONTRACT OWNER - Generally, the Contract Owner is the individual Variable Annuitant to whom The Franklin issues a Contract, or another person if the application for a Contract designates an owner other than the Variable Annuitant. In cases where a Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan (Contract A or Contract C only), the Contract Owner will be the trustee or the employer establishing such trust or plan, and the employee named as the Variable Annuitant of such Contract is referred to herein as the employee. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all Contracts which depend in whole or in part on the investment performance of a Subaccount.

CONTRACT YEAR - Each twelve-month period starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY - An annuity contract that provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE - The date shown on the Schedule Page of a Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY - An annuity contract that provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

THE FRANKLIN - The Franklin Life Insurance Company.

FUND - Franklin Life Variable Annuity Fund.

HOME OFFICE - The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY - An annuity contract that provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY - An annuity contract described in Section 408(b) of the Code. Individual Retirement Annuities may also qualify as Simplified Employee Pensions.

NON-QUALIFIED CONTRACTS - Contracts (either Contract B or Contract C) issued under Non-Qualified Plans.

NON-QUALIFIED PLANS - Retirement or deferred compensation plans or arrangements that do not receive favorable tax treatment under the Code.

PERIODIC STIPULATED PAYMENT CONTRACT - An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

PORTFOLIO - A series of American General Series Portfolio Company, an open-end management investment company in which the Fund invests.

QUALIFIED CONTRACTS - Contracts (either Contract A or Contract C) issued under Qualified Plans.

QUALIFIED PLANS - Retirement plans that receive favorable tax treatment under the Code.

ROLLOVER CONTRIBUTION - A transfer pursuant to Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.

SEC - Securities and Exchange Commission.

SETTLEMENT OPTION OR OPTIONS - Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SIMPLIFIED EMPLOYEE PENSION - An Individual Retirement Annuity that meets the additional requirements of Section 408(k) of the Code.

SINGLE STIPULATED PAYMENT CONTRACT - An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS - The payment or payments to be made to The Franklin under a Contract.

SUBACCOUNT - A subdivision of the Fund, whose assets are invested in a corresponding Portfolio.

VALUATION DATE - The Valuation Date is each day on which both the New York Stock Exchange and the Administrative Office are open for business except for a day that a Subaccount's corresponding Portfolio does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Reverend Dr. Martin Luther King, Jr. Holiday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

VALUATION PERIOD - The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT - Any natural person with respect to whom a The Franklin has issued a Contract and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY - An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                                     FEE TABLES

The following pages present separate Fee Tables for each of the three Contracts. Each Fee Table assists Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Each table reflects expenses of the Fund as well as the Portfolios. Although the Contracts provide for certain administration fees, sales loads, or surrender or deferred sales charges, effective October 1998, The Franklin waived the imposition and receipt of all sales loads, surrender or deferred sales charges, and administration fees specified in the Contracts. The Franklin may make deductions from Stipulated Payments for any premium taxes payable by The Franklin on the amounts received from the sale of the Contracts. See "Premium Taxes." See "Charges under the Contracts" for a more detailed description of fees and expenses for each Contract.

                           CONTRACT A FEE TABLE AND EXAMPLE


CONTRACT A - OWNER TRANSACTIONS EXPENSES (waived since October 1998)

      Sales Load Imposed on Purchases (as a percentage of purchase payments)                   None (1)

      Administration Fee (as a percentage of purchase payments)                                None (2)

SUBACCOUNT A - ANNUAL EXPENSES (as a percentage of average net assets)

      Mortality Fees                                                                             0.90%

      Expense Risk Fees                                                                          0.10%

 Total Subaccount A Annual Expenses                                                              1.00%
 PORTFOLIO (STOCK INDEX FUND) - ANNUAL EXPENSES (as a percentage of average net assets)

      Management Fees                                                                            0.27%

      Other Expenses (after expense limitations or reimbursements)                               0.04%

 Total Portfolio Annual Expenses (after expense limitations or reimbursements)                   0.31%
 Total Subaccount A and Portfolio Annual Expenses                                                1.31%(3)


-----------------------

     (1) Reflects waiver of the specified Contract charge. Contract A provides that: (1) in the case of a Single Stipulated Payment Contract, a deduction equal to 5% of the total single payment would be made for sales expenses; and (2) in the case of Periodic Stipulated Payment Contracts, a deduction equal to 6% of each periodic payment would be made for sales expenses.

     (2) Reflects waiver of the specified Contract charge. Contract A provides that: (1) in the case of a Single Stipulated Payment Contract, a deduction equal to 4% (with a maximum of $100) of the total single payment would be made for administrative expenses; and (2) in the case of Periodic Stipulated Payment Contracts, a deduction equal to 3% of each periodic payment would be made for administrative expenses.

     (3)The Franklin has implemented an expense limitation whereby the Subaccount's total annual expenses (as a percentage of average net assets), will not exceed 1.44%, which was the total annual expenses (as a percentage of average net assets) for the year ended December 31, 1998 of the separate account that issued Contract A.

EXAMPLE

Whether or not you surrender your Contract A at the end of the applicable time period, you would pay the following expenses (based on expenses for the year ended December 31, 1998) on a $1,000 investment, assuming a 5% annual return on assets:



                                        1 year    3 years   5 years  10 years

Single Stipulated Payment Contract        $13        $41       $71      $157

Periodic Stipulated Payment Contract      $13        $41       $71      $157





PLEASE DO NOT CONSIDER THIS EXAMPLE AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Subaccount averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                           CONTRACT B FEE TABLE AND EXAMPLE


CONTRACT B - OWNER TRANSACTIONS EXPENSES (waived since October 1998)

Sales Load Imposed on Purchases (as a percentage of purchase payments)                        None (4)

Administration Fee (as a percentage of purchase payments)                                     None (4)

SUBACCOUNT B - ANNUAL EXPENSES (as a percentage of average net assets)

     Mortality Fees                                                                            0.90%

     Expense Risk Fees                                                                         0.10%

Total Subaccount B Annual Expenses                                                             1.00%

PORTFOLIO (STOCK INDEX FUND) - ANNUAL EXPENSES (as a percentage of average net assets)

     Management Fees                                                                           0.27%

     Other Expenses (after expense limitations and reimbursements)                             0.04%

Total Portfolio Annual Expenses (after expense limitations and reimbursements)                 0.31%

Total Subaccount B and Portfolio Annual Expenses                                               1.31%(5)


---------------------

     (4) Reflects waiver of the specified Contract charge. Contract B provides for separate sales and administrative expenses to be deducted in the case of Single Stipulated Payment Contracts and Periodic Stipulated Payment Contracts. For Single Stipulated Payment Contracts, the maximum sales load is 5% of the total single payment, and the maximum administration fee is $100. Over the entire life of a 12-year Periodic Stipulated Payment Contract, total deductions equal to 9% of all periodic payments would be made (4.33% for sales expenses, 4.67% for administrative expenses.)


     (5)The Franklin has implemented an expense limitation whereby the Subaccount's total annual expenses (as a percentage of average net assets), will not exceed 1.44%, which was the total annual expenses (as a percentage of average net assets) for the year ended December 31, 1998 of the separate account that previously issued Contract B.

EXAMPLE

Whether or not you surrender your Contract B at the end of the applicable time period, you would pay the following expenses (based on expenses for the year ended December 31, 1998) on a $1,000 investment, assuming a 5% annual return on assets:



                                        1 year    3 years   5 years  10 years

Single Stipulated Payment Contract        $13        $41       $71      $157

Periodic Stipulated Payment Contract      $13        $41       $71      $157





PLEASE DO NOT CONSIDER THIS EXAMPLE AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Subaccount averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                           CONTRACT C FEE TABLE AND EXAMPLE


CONTRACT C - OWNER TRANSACTIONS EXPENSES (waived since October 1998)

Sales Load (as a percentage of purchase payments)                                                None (6)

Administration Fee (as a charge against purchase payments)                                       None (7)

SUBACCOUNT C - ANNUAL EXPENSES (as a percentage of average net assets)

     Mortality Fees                                                                                0.90%

     Expense Risk Fees                                                                             0.16%

Total Subaccount C Annual Expenses                                                                 1.06%

PORTFOLIO (MONEY MARKET FUND) - ANNUAL EXPENSES (as a percentage of average net assets)

     Management Fees                                                                               0.50%

     Other Expenses (after expense limitations and reimbursements)                                 0.05%

Total Portfolio Annual Expenses (after expense limitations and reimbursements)                     0.55%

Total Subaccount C and Portfolio Annual Expenses (after expense limitations)(8)                    1.44%


----------------------

     (6) Reflects waiver of the specified Contract charge. Contract C provides that a contingent deferred sales charge, applied against the lesser of the Cash Value or Stipulated Payments made during the immediately preceding 72 months, would be deducted in the event of certain redemptions. In the case of Periodic Stipulated Payment Contracts, such charges for total redemptions would start at 8% for the first three Contract Years and then decline by 2% increments per year through the sixth Contract Year, with no such charge being imposed after the end of the sixth Contract Year. In the case of Single Stipulated Payment Contracts, such charges for total redemptions would start at 6% for the first two Contract Years and then decline by 2% increments per year through the fourth Contract Year, with no such charge being imposed after the end of the fourth Contract Year.


     (7) Reflects waiver of the specified Contract charge. Under Contract C, a deduction of $20 per Contract Year (subject to increase by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation) in the case of Periodic Stipulated Payment Contracts, and a one-time deduction of $100 in the case of Single Stipulated Payment Contracts, would be made from Stipulated Payments for administrative expenses.


     (8) The Franklin implemented an expense limitation whereby the Subaccount's total annual expenses (as a percentage of average net assets), will not exceed 1.44%, which was the total annual expenses (as a percentage of average net assets) for the year ended December 31, 1998 of the separate account that previously issued Contract C (Franklin Life Money Market Variable Annuity Fund
C). Absent this expense limitation, the total Subaccount C and Portfolio annual expenses (as a percentage of average net assets) would have been 1.615%. See "Summary -- Charges Under the Contracts."

EXAMPLE

Whether or not you surrender your Contract C at the end of the applicable time period, you would pay the following expenses (based on expenses for the year ended December 31, 1998) on a $1,000 investment, assuming a 5% annual return on assets:


                                        1 year    3 years   5 years  10 years
Single Stipulated Payment Contract        $15        $45       $78      $171

Periodic Stipulated Payment Contract      $15        $45       $78      $171




PLEASE DO NOT CONSIDER THIS EXAMPLE AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Subaccount averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                                      SUMMARY

GENERAL DESCRIPTION

This prospectus provides Contract Owners with information regarding the three separate variable annuity contracts that The Franklin offers through this prospectus. Each Contract is a variable annuity contract issued through the Fund by The Franklin that is designed to assist in retirement planning for individuals:

     - Contract A is used in connection with certain qualified plans and trusts accorded special tax treatment or as individual retirement annuities under the Code.

     - Contract B is designed for retirement planning for individuals, and is NOT for use in connection with employer-related plans or qualified plans and trusts (including individual retirement annuities) accorded special tax treatment under the Code.

     - Contract C is used as an individual retirement annuity or in connection with trusts and retirement or deferred compensation plans that may or may not qualify for special federal tax treatment under the Code. See "Federal Income Tax Status," below.

THE FRANKLIN NO LONGER ISSUES NEW CONTRACTS ALTHOUGH PAYMENTS ARE STILL ACCEPTED ON EXISTING CONTRACTS. Because the Contracts are similar in many respects, this prospectus includes one description of provisions that apply to each of the Contracts once. The prospectus includes separate descriptions for provisions that differ among the Contracts. This summary provides a concise description of the more significant aspects of each Contract. This prospectus, the related Statement of Additional Information, and each Contract provide further detail. Separate prospectuses describe the Portfolios. Please contact the Administrative Office for further information.

The Franklin offered two types of each Contract:

     - Immediate Variable Annuities, where Annuity Payments to the Variable Annuitant commence immediately, and

     - Deferred Variable Annuities, where Annuity Payments to the Variable Annuitant commence in the future.

Immediate Variable Annuities could only be purchased with a single Stipulated Payment, and Deferred Variable Annuities could be purchased either with periodic Stipulated Payments or with a single Stipulated Payment.

The basic purpose of each Contract is to provide Annuity Payments that will commence on the initial Annuity Payment Date selected by the Contract Owner and may vary with the investment performance of a designated Subaccount of Franklin Life Variable Annuity Fund. The Franklin is the issuer of the Contracts and the obligations under the Contracts are The Franklin's obligations. The Franklin does not guarantee any minimum value for amounts allocated to the Subaccounts.

THE FUND

The Fund is a unit investment trust that currently has three Subaccounts:

     - Subaccount A, which holds payments by owners of Contract A and values with respect to Contract A;

     - Subaccount B, which holds payments by owners of Contract B and values with respect to Contract B; and

     - Subaccount C, which holds payments by owners of Contract C and values with respect to Contract C.

Prior to April 30, 1999, each Contract was issued through a different management company separate account established by The Franklin: Contract A was issued through Franklin Life Variable Annuity Fund A (the predecessor to the Fund), Contract B was issued through Franklin Life Variable Annuity Fund B, and Contract C was issued through Franklin Life Money Market Variable Annuity Fund C.

However, pursuant to a set of transactions approved by Contract Owners in April of 1999, Franklin Life Variable Annuity Fund A: (1) was renamed "Franklin Life Variable Annuity Fund"; (2) was consolidated with Franklin Life Variable Annuity Fund B and Franklin Life Money Market Variable Annuity Fund C; and (3) was converted from a management investment company into a unit investment trust having separate Subaccounts corresponding to each of the three Contracts.

Each Subaccount invests exclusively in shares of a certain Portfolio of American General Series Portfolio Company, an open-end management investment company as follows:

     - assets of Subaccount A and Subaccount B are invested in the Stock Index Fund of American General Series Portfolio Company; and

     - assets of Subaccount C are invested in the Money Market Fund of American General Series Portfolio Company.

The Cash Value of payments allocated to the Franklin Life Variable Annuity Fund will vary with the investment performance of the Subaccounts and The Franklin does not guarantee the Cash Value.

CHARGES UNDER THE CONTRACTS

The separate Fee Tables that appear immediately before this summary illustrate the charges applicable to each Contract. These charges also are described below under "Deductions and Charges Under the Contracts." Although the Contracts provide for certain administration fees, sales loads, or surrender or deferred sales charges, beginning in October 1998, The Franklin waived the imposition and receipt of all sales loads, surrender or deferred sales charges, and administration fees specified in the Contracts. The Franklin will not reimpose these waived charges and fees. In addition, The Franklin implemented an expense limitation whereby each Subaccount's total annual expenses (as a percentage of average net assets), will not exceed the total annual expenses (as a percentage of average net assets) for the year ended December 31, 1998 of the separate account that previously issued the Contract. The following is a summary of the remaining charges associated with each Contract.

     - MORTALITY AND EXPENSE RISK CHARGES. For Contract A and Contract B, The Franklin assesses a daily charge of 1.002% of net asset value on an annual basis against Subaccount A and Subaccount B (consisting of 0.900% for The Franklin's assurances of annuity rates or mortality factors and 0.102% for The Franklin's assurances of expense factors). The charges for annuity rate, mortality assurances and expense assurances associated with Contract C total 1.065% on an annual basis and are made daily against the net asset value of Subaccount C (0.900% for The Franklin's assurance of annuity rates or mortality factors and 0.165% for The Franklin's assurances of expense factors). See "Mortality and Expense Risk Charge," below.

     - PORTFOLIO EXPENSES. The investment experience of each Subaccount reflects that of the Portfolio whose shares it holds. The investment experience of each Portfolio reflects its fees and other operating expenses. Please read the prospectuses of the Portfolios for details.


     - PREMIUM TAXES. The various jurisdictions in which The Franklin is transacting business regarding the Contracts charge premium taxes ranging up to 5% of the premiums received by The Franklin from the sale of the Contracts. The Franklin deducts the amount of such taxes from the Stipulated Payments at the time any premium taxes are payable.

MINIMUM INVESTMENT

Subject to limited exceptions, the minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the annual payments are currently $120 (for Contract A and Contract B) or $360 (for Contract C), and the minimum of each monthly Stipulated Payment is currently $10 (for Contract A and Contract B) or $30 (for Contract C). See "Purchase Limits," below.

REDEMPTION

Prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, a Contract Owner under a Deferred Variable Annuity Contract may redeem all or part of the Contract and receive the Cash Value less federal income tax withholding, if applicable. The Cash Value is equal to the number of Accumulation Units credited to the part of the Contract redeemed multiplied by the value of an Accumulation Unit at the end of the Valuation Period in which The Franklin receives the redemption request. Under Contract A and Contract C, any redemption will be subject to any limitations on early settlement contained in an applicable Qualified Plan and subject to limitations on early withdrawals imposed in connection with Section 403(b) annuity purchase plans (see "Federal Income Tax Status," below). Partial redemptions under Contract C must be in amounts of at least $500. For information as to Accumulation Units, see "Value of the Accumulation Unit," below.

Subject to certain limitations, a Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Redemptions may have adverse income tax consequences including possible Federal tax penalties. See "Redemption," "Transfers to Other Contracts," "Settlement Options," and "Federal Income Tax Status," below.

DEATH BENEFITS

The Franklin will pay death benefits to the surviving Beneficiary if a Variable Annuitant dies before the initial Annuity Payment Date. The death benefits payable will be the Cash Value of a Contract determined as of the Valuation Date on which The Franklin receives written notice of death. See "Payment of Accumulated Value at Time of Death," below.

SETTLEMENT OPTIONS

At any time prior to the initial Annuity Payment Date and during the Variable Annuitant's lifetime, the Contract Owner may elect to have all or a portion of the amount due in settlement of a Contract applied under any of the available Settlement Options. A Contract Owner may select available Settlement Options on a fixed or variable basis or a combination thereof. Certain Settlement Options are subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made. See "Settlement Options," below.

TERMINATION BY THE FRANKLIN

The Franklin currently reserves the right to terminate Contracts if Stipulated Payments are less than $120 (for Contract A and Contract B) or $360 (for Contract C) in each of three consecutive Contract Years (excluding the first Contract Year), and if the Cash Value is less than $500 at the end of such three-year period. For Contract A and Contract C, different termination provisions apply in the case of Individual Retirement Annuities. See "Termination by The Franklin," below.

INQUIRIES AND WRITTEN NOTICES

Please contact the Administrative Office with any inquiry regarding a Contract, procedures or other matters, and any written notice or request. All inquiries and requests should include the Contract number, the Contract Owner's name and signature, and the Variable Annuitant's name.

                          CONDENSED FINANCIAL INFORMATION

The following condensed financial information shows the value of an Accumulation Unit and how it has changed during the past 10 years. The information is derived from the financial statements for Franklin Life Variable Annuity Fund A (the separate account that held values with respect to Contract A during the past 10 years), Franklin Life Variable Annuity Fund B (the separate account that held values with respect to Contract B during the past 10 years), and Franklin Life Money Market Variable Annuity Fund C (the separate account that held values with respect to Contract C during the past 10 years). Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.


                                                                            YEAR ENDED DECEMBER 31

                                                                1998       1997       1996       1995       1994
SUBACCOUNT A

Accumulation Unit value at beginning of year                  $98.429    $81.485    $69.200    $53.988    $53.593

Accumulation Unit value at end of year                       $123.031    $98.429    $81.485    $69.200    $53.988

Number of Accumulation Units outstanding at end of year       109,896    124,714    139,945    150,474    172,507


SUBACCOUNT B

Accumulation Unit value at beginning of year                 $110.589    $86.875    $73.016    $57.630    $57.854

Accumulation Unit value at end of year                       $147.176   $110.589    $86.875    $73.016    $57.630

Number of Accumulation Units outstanding at end of year        13,839     16,323     18,648     21,059     23,165


SUBACCOUNT C

Accumulation Unit value at beginning of year                  $23.733    $22.866    $22.030    $21.136    $20.593

Accumulation Unit value at end of year                        $24.594    $23.733    $22.866    $22.030    $21.136

Number of Accumulation Units outstanding at end of year        62,851     80,944     87,386    104,641    132,646

                                                                           YEAR ENDED DECEMBER 31

                                                               1993       1992       1991        1990       1989
SUBACCOUNT A

Accumulation Unit value at beginning of year                  $53.023    $51.912    $37.134     $39.664    $31.828

Accumulation Unit value at end of year                        $53.593    $53.023    $51.912     $37.134    $39.664

Number of Accumulation Units outstanding at end of year       198,763    217,948    229,368     256,831    277,735


SUBACCOUNT B

Accumulation Unit value at beginning of year                  $55.693    $54.103    $39.821     $40.984    $32.432

Accumulation Unit value at end of year                        $57.854    $55.693    $54.103     $39.821    $40.984

Number of Accumulation Units outstanding at end of year        26,542     29,973     31,205      48,192     53,877


SUBACCOUNT C

Accumulation Unit value at beginning of year                  $20.270    $19.819    $18.948     $17.712    $16.414

Accumulation Unit value at end of year                        $20.593    $20.270    $19.810     $18.948    $17.712

Number of Accumulation Units outstanding at end of year       159,929    210,310    247,150     270,271    307,850



FINANCIAL STATEMENTS - The Statement of Additional Information includes financial statements for the Fund and The Franklin and the reports of the independent auditors for the Fund and The Franklin.

                     THE FRANKLIN, THE FUND, AND THE PORTFOLIOS

THE FRANKLIN

The Franklin Life Insurance Company:

     - is a legal reserve stock life insurance company located at #1 Franklin Square, Springfield, Illinois 62713

     - was organized under the laws of the state of Illinois in 1884 as Franklin Life Association (an assessment association)

     - reincorporated as a mutual company under its present name in 1898, and converted to a stock company in 1910

     - issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans

     - is licensed in the District of Columbia, Puerto Rico, the Virgin Islands, and all states except New York

     - is an indirect wholly owned subsidiary of American General Corporation, a financial services organization located at 2929 Allen Parkway, Houston, Texas 77019

THE FUND

By resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code, The Franklin established Franklin Life Variable Annuity Fund A (the immediate predecessor to the Fund) as a separate investment account of The Franklin on November 5, 1969. Franklin Life Variable Annuity Fund A was established as an open-end diversified management investment company. In April of 1999, The Franklin effected a set of transactions whereby Franklin Life Variable Annuity Fund A was renamed Franklin Life Variable Annuity Fund (the "Fund"), converted into a unit investment trust, and consolidated with Franklin Life Variable Annuity Fund B and Franklin Life Money Market Variable Annuity Fund C.

As a unit investment trust, the Fund consists of three Subaccounts that each invest exclusively in shares of a specified Portfolio. The Fund is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve supervision of the management of the Fund or of The Franklin by the SEC. The Fund also is governed by the laws of Illinois, The Franklin's state of domicile, and may also be governed by laws of other states in which The Franklin does business.

Under the provisions of the Illinois Insurance Code: (1) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (2) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. The Franklin holds these assets with relation to the Contracts described in this prospectus and such other variable annuity contracts as The Franklin may issue and designate as participating in the Fund. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes.
However, the Fund's operations are considered separately from The Franklin's other operations in computing The Franklin's tax liability, and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The Fund's operations are treated separately from The Franklin's other operations for accounting and financial statement purposes. Under existing law, The Franklin pays no federal income tax on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.

THE PORTFOLIOS

The Subaccounts of the Fund will invest exclusively in shares of American General Series Portfolio Company's Stock Index Fund and Money Market Fund. American General Series Portfolio Company is registered with the SEC as an open-end management investment company -- a type of company commonly known as a "mutual fund." The Stock Index Fund and Money Market Fund offer their respective shares of common stock exclusively to variable annuity and variable life insurance separate accounts of insurance companies. As a "series" type of investment company, American General Series Portfolio Company issues distinct series of shares, each of which represents an interest in a separate diversified portfolio or "pool" of investments. Both the Stock Index Fund and Money Market Fund are similar to a separate mutual fund issuing a separate series of shares. Additional information about the Stock Index Fund and the Money Market Fund is contained in American General Series Portfolio Company's prospectus and in the statement of additional information referred to in that prospectus.


Each issued and outstanding share of a Portfolio is entitled to participate equally in dividends and distributions from such Portfolio and in the net assets of such Portfolio (i.e., the assets remaining after satisfaction of outstanding liabilities) upon a liquidation or dissolution. Portfolio shares entitle their holders to one vote per share; however, separate votes will be taken by each series on matters affecting an individual series. Shares have noncumulative voting rights and no preemptive or subscription rights. The Portfolios are not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment management contract.

The Variable Annuity Life Insurance Company ("VALIC"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, serves as the investment adviser to each to the Stock Index Fund and the Money Market Fund. VALIC has engaged Bankers Trust Company as the investment sub-adviser for the Stock Index Fund. The investment objectives of the Stock Index Fund and the Money Market Fund are as follows:

     - The Stock Index Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's 500 Stock Index-Registered Trademark- ("S&P 500")(9).

     - The Money Market Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

     THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE.

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN GENERAL SERIES PORTFOLIO COMPANY CONTAINS MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE PORTFOLIOS, THE EXPENSES OF THE PORTFOLIOS, THE RISKS ATTENDANT TO INVESTING IN THE PORTFOLIOS AND OTHER ASPECTS OF THEIR OPERATIONS. PLEASE READ THE PORTFOLIOS' PROSPECTUS CAREFULLY BEFORE MAKING ANY DECISION CONCERNING INVESTMENTS IN THE CONTRACTS.

The Franklin cannot guarantee that each Portfolio will always be available for its variable annuity contracts, but in the unlikely event that a Portfolio is not available, The Franklin will take reasonable steps to secure the availability of a comparable portfolio. The Fund purchases and redeems shares of each Portfolio at net asset value, without a sales charge.

American General Series Portfolio Company sells shares of the Portfolios to separate accounts of insurance companies other than The Franklin, a practice known as "shared funding." Shares of the Portfolios are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Portfolios. In the event of any such material conflicts, The Franklin will consider what action may be appropriate, including removing the Portfolio from the Fund or replacing the Portfolio with another portfolio.

                            DESCRIPTION OF THE CONTRACTS

GENERAL

The description of the Contracts contained in this prospectus is qualified in its entirety by reference to the respective Contract, a copy of which is available upon request from the Administrative Office. Unless otherwise indicated in this prospectus, the discussion of the Contracts herein refers to Variable Annuity Contracts, or to the Variable Annuity portion in cases where both a Variable Annuity and a Fixed-Dollar Annuity are provided in the same Contract, and not to any Fixed-Dollar Annuity. Provisions relating to a Fixed-Dollar Annuity and a Variable Annuity are separate, and neither is dependent upon the other in its operation.


------------------

     (9) Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, and Standard & Poor's 500-Registered Trademark-are trademarks of The McGraw-Hill Companies, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Stock Index Fund.

The Franklin designed the three Contracts offered by this prospectus primarily to assist in retirement planning for individuals. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date, but other Settlement Options are available. The amount of the Annuity Payments may vary with the investment performance of the specified Subaccount of the Fund.

For each of the three Contracts, The Franklin offers two types of Contracts pursuant to this prospectus: those under which Annuity Payments to the Variable Annuitant commence immediately - "Immediate Variable Annuities" - and those under which Annuity Payments to the Variable Annuitant commence in the future - "Deferred Variable Annuities." Deferred Variable Annuities could be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities could only be purchased with a single Stipulated Payment.

The Contract Owner may elect to have a portion of the Stipulated Payment or Payments applied by The Franklin for the purchase of a Fixed-Dollar Annuity subject to the terms of any plan pursuant to which a Contract is issued. Fixed-Dollar Annuity contracts do not, however, participate in the Fund and the amounts associated with Fixed-Dollar Annuity contracts are held in The Franklin's general account. In cases where both a Fixed-Dollar and a Variable Annuity are provided under the same contract, either annuity may be terminated and the Cash Value attributable thereto obtained or other Settlement Option elected by the Contract Owner, at any time prior to commencement of Annuity Payments by The Franklin. Under these circumstances, the other annuity may be continued in effect, provided that the annual stipulated payment allocated to the other annuity satisfies The Franklin's usual underwriting practices. These practices presently require that each periodic Stipulated Payment which purchases the Variable Annuity be at least $10 for Contracts A and B, and $30 for Contract C. See generally "Redemption," "Settlement Options," and "Federal Income Tax Status-Individual Retirement Annuities," below.

The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the separate Contract forms, which are filed with the SEC as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940, and are available upon request to the Administrative Office. For Contract A and Contract C, the exercise of certain of the Contract rights herein described may be subject to the terms and conditions of any Qualified Plan under which such Contract may be purchased. This prospectus contains no information concerning any such Qualified Plan. Further information relating to some Qualified Plans may be obtained from the disclosure documents required to be distributed to employees under the Employee Retirement Income Security Act of 1974.

The Qualified Contracts described in this Prospectus were not knowingly sold other than for use:

     (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

     (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons ("H.R. 10 Plans");

     (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

     (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

The sections below discuss other provisions of the Contracts and administrative practices of The Franklin with respect to the Contracts.

ANNUITY PAYMENTS

The Franklin determines Variable Annuity Payments on the basis of (1) an annuity rate table specified in the Contract, and (2) the investment performance of the Subaccount. In the case of Deferred Variable Annuity Contracts, the annuity rate table is set forth in the Contract. In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. Mortality experience adverse to The Franklin or an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts will not affect the amount of the Annuity Payments. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

Certain of the Contracts described in this prospectus incorporate annuity rate tables which reflect the age and sex of the Variable Annuitant and the Settlement Option selected. Such sex-distinct tables are appropriate for use, for example, under Contracts which are not purchased in connection with certain "employer-related" plans (such as individual retirement annuities not sponsored by an employer). However, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with "employer-related" plans.

CHANGING PERIODIC STIPULATED PAYMENTS

Contract Owners can pay Stipulated Payments on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment was due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue.

A Contract Owner (of Contract A or Contract C) may increase the amount of a Stipulated Payment on an annualized basis under a Periodic Stipulated Payment Contract (except in the case of an Individual Retirement Annuity, which cannot be increased above the amounts described under "Purchase Limits," below) up to an amount on an annualized basis equal to twice (or ten times in the case of Contract C) the amount of the first Stipulated Payment on an annualized basis.

For all Contracts, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due (subject to the limitations described under "Purchase Limits" below). After such a decrease under Contract B, the Contract Owner is permitted to increase his periodic Stipulated Payments up to, but not in excess of, the amount originally provided in the Contract. Unless otherwise agreed to by The Franklin, the Contract Owner can change the mode of Stipulated Payment only on a Contract Anniversary.

For Contracts A and C, the Contract Owner may continue making Stipulated Payments after the agreed number of Stipulated Payments has been made, but The Franklin will not accept Stipulated Payments after age 75. Submission of a Stipulated Payment in an amount different from that of the previous payment, subject to the aforesaid limits, will constitute notice of the election of the Contract Owner to make such change. A Contract Owner of Contract B having a Stipulated Payment period of 12 years or more may continue making Stipulated Payments after the agreed amount of Stipulated Payments has been made, subject to the limitation that no more than twice the amount of Stipulated Payments specified in the Contract will be received by The Franklin, and The Franklin reserves the right not to accept Stipulated Payments after age 75.

ASSIGNMENT OR PLEDGE

A Contract Owner may not assign a Qualified Contract unless it was issued to a trustee in connection with certain types of plans designed to qualify under
Section 401 of the Code or when made pursuant to a qualified domestic relations order rendered by a state court in satisfaction of family support obligations. In general, a pledge or assignment made with respect to certain Qualified Contracts may, depending on such factors as the amount pledged or assigned, be treated as a taxable distribution. See "Individual Retirement Annuities," below, for special rules applicable thereto. Moreover, in certain instances, pledges or assignments of a Qualified Contract may result in the imposition of certain tax penalties. See "The Contracts: Qualified Plans," below.

A Contract Owner may assign a Non-Qualified Contract or pledge a Non-Qualified Contract as collateral security as provided in the Non-Qualified Contract. Assignments or pledges of a Non-Qualified Contract will generally be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of a Non-Qualified Contract may result in the imposition of certain tax penalties. See "The Contracts: Non-Qualified Plans," below.

Persons contemplating the assignment or pledge of a Qualified Contract or a Non-Qualified Contract should consult a qualified tax advisor concerning the federal income tax consequences.

PURCHASE LIMITS

The Contracts have different provisions regarding purchase limits as described below.

CONTRACT A AND CONTRACT C - Currently, no periodic Stipulated Payment may be less than $10 ($120 on an annual basis) for Contract A, or $30 ($360 on an annual basis) for Contract C. Under the terms of Contract A, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis). No single Stipulated Payment may be less than $2,500, except that in the case of a deferred Single Stipulated Payment Contract to be used as an Individual Retirement Annuity funded with a Rollover Contribution, the total Stipulated Payment applicable to the Variable Annuity must be at least $1,000 unless, with consent of The Franklin, a smaller single Stipulated Payment is permitted. In the case of a Qualified Contract issued for use as an Individual Retirement Annuity, annual premium payments may not, in general, exceed $2,000. However, if the Individual Retirement Annuity is a Simplified Employee Pension, annual premium payments may not exceed $24,500. Single Stipulated Payment Contracts are not available as Individual Retirement Annuities except for those funded with Rollover Contributions and except for those to be used as Simplified Employee Pensions.

CONTRACT B - No single Stipulated Payment may be less than $2,500. Currently, no Stipulated Payment may be less than $10 ($120 on an annual basis). Under the terms of Contract B, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis).

TERMINATION BY THE FRANKLIN

The Franklin currently reserves the right to terminate any Contract, other than a Contract issued for use as an Individual Retirement Annuity, if total Stipulated Payments paid are less than $120 (for Contract A and Contract B) or $360 (for Contract C) in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value is less than $500 at the end of such three-year period. Under the terms of Contract A and Contract B, The Franklin may terminate such Contracts if total Stipulated Payments paid are less than $240 in each of such three consecutive Contract Years and if the Cash Value is less than $500 at the end of such three-year period. For each Contract, The Franklin must give 31 days' notice by mail to the Contract Owner of such termination.

For Contract A and Contract C, The Franklin reserves the right to terminate any Contract issued for use as an Individual Retirement Annuity if no Stipulated Payments have been received for any two Contract Years and if the first monthly Annuity Payment, determined at the initial Annuity Payment Date, arising from the Stipulated Payments received prior to such two-year period would be less than $20.

Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less federal income tax withholding, if applicable. For certain tax consequences upon such payment, see "Federal Income Tax Status," below.

RIGHT TO REVOCATION OF CONTRACT

No new Contracts are being sold, but the following revocation right will apply if The Franklin decides to sell any new Contracts. A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid. The request for revocation must be made by mailing or hand-delivering the Contract and a written request for its revocation within such 10-day period either to the Administrative Office, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

TRANSFERS TO OTHER CONTRACTS

Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. For Contracts issued in connection with a Qualified Plan, redemptions will be subject to any limitations in the Qualified Plan.

It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Contract, another annuity contract or a life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) should to consult a qualified tax advisor prior to the time of redemption.

DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

The Contracts provide for certain administration fees, sales loads, or surrender or deferred sales charges. However, beginning in October 1998, The Franklin waived the imposition and receipt of all sales loads, surrender or deferred sales charges, and administration fees specified in the Contracts. The Franklin will not reimpose these waived charges and fees. See "Fee Tables" above, or contact the Administrative Office for more information.

SALES, SURRENDER AND ADMINISTRATION DEDUCTIONS. Prior to October of 1998, The Franklin applied all sales loads, surrender or deferred sales charges, and administration fees specified in the Contracts. During that time:

     (1) The Franklin made deductions for sales expenses of Contract A and Contract B from Stipulated Payments pursuant to Sales Agreements with Franklin Financial Services Corporation ("Franklin Financial");

     (2) for Contract C, The Franklin made no deductions from Stipulated Payments, but The Franklin paid commissions on the sales of Contracts C to agents of Franklin Financial pursuant to an agreement, and contingent deferred sales charges were applied upon redemption of a Contract; and

     (3) for all Contracts, The Franklin made deductions for administrative expenses pursuant to Administration Agreements with The Franklin.

MORTALITY AND EXPENSE RISK CHARGE. While Annuity Payments will reflect the investment performance of the Subaccounts, they will not be affected by adverse mortality experience or by the actual expenses of the Contracts and the Fund. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund. The Franklin assumes these risks for the duration of the Contracts and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased (beyond the maximum stated below, in the case of Contract C) regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) For Contract A and Contract B, these charges are at the current combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality risks and .102% is for expense risks. For Contract C, these charges are at the current combined annual rate of 1.065% (.002918% on a daily basis), of which .900% is for annuity rate and mortality risks and
 .165% (subject to increase at any time by The Franklin up to a maximum of .850%) is for expense risks.

PREMIUM TAXES. At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business.

PORTFOLIO EXPENSES. The investment performance of each Portfolio reflects the management fee that it pays to its investment manager or adviser as well as other operating expenses that it incurs. Investment management fees are generally daily fees computed as a percent of a Portfolio's average daily net assets at an annual rate. Please read the prospectus for each Portfolio for complete details.

CHARGE FOR THE FRANKLIN'S TAXES. At the present time, The Franklin makes no charge to the Fund for any federal, state, or local taxes that The Franklin incurs which may be attributable to the Fund or the Contracts. The Franklin, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

CREDITING ACCUMULATION UNITS

During the accumulation period (the period before the initial Annuity Payment
Date) and after October 1998, The Franklin makes no deductions from Stipulated Payments for sales or administrative expenses. See "Deductions and Charges Under the Contracts," above. However, The Franklin deducts any applicable premium taxes, as specified above under that caption, from the Stipulated Payments. The Franklin credits the balance of each Stipulated Payment to the Contract Owner in the form of Accumulation Units.

The Franklin determines the number of a Contract Owner's Accumulation Units by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which The Franklin receives the Stipulated Payment.

The Franklin will not change the number of Accumulation Units so determined based on any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Subaccounts.

VALUATION OF A CONTRACT OWNER'S CONTRACT

A Contract Owner can determine the Cash Value of a Contract at any time prior to the initial Annuity Payment Date by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Administrative Office information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

VALUE OF THE ACCUMULATION UNIT

The value of an Accumulation Unit was set at $10 effective July 1, 1971 for Contracts A and B, and effective July 1, 1981 for Contract C. The Franklin values Accumulation Units for each Subaccount currently on each Valuation Date. After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. For each Subaccount, the value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. For any Valuation Period, the Net Investment Factor for any Subaccount reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by The Franklin to have resulted from the operations of the Subaccount, is taken into account. The Franklin calculates the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          a. the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a per share charge or credit for any taxes reserved for, which The Franklin determines to have resulted from the Subaccount's operations.

     (2) is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the last prior Valuation Period.

     (3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

REDEMPTION

Prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, a Contract Owner under a Deferred Variable Annuity Contract may redeem the Contract, in whole or in part (at least $500 for any Contract C), by submitting the Contract and a written request for its redemption to the Administrative Office. Upon redemption, the Contract Owner will receive the Cash Value of the part of the Contract redeemed. For Qualified Contracts, redemption will be subject to any limitations on early settlement contained in an applicable Qualified Plan. Early withdrawal of certain amounts attributable to Contracts issued pursuant to an annuity purchase plan meeting the requirements of Code Section 403(b) may be prohibited. See "Federal Income Tax Status," below. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) multiplied by the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in limited circumstances discussed below, The Franklin will pay the Cash Value within seven days after the date The Franklin receives at the Administrative Office a properly completed and documented request for redemption. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets each Subaccount's Portfolio normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the SEC by order may permit to protect Contract Owners.

Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity, a request for partial redemption, if no other indication is obtained from the Contract Owner, will be treated as a pro rata request for partial redemption of the Variable Annuity and the Fixed-Dollar Annuity.

In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax and federal tax penalties. See "Federal Income Tax Status," below.

PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, The Franklin will pay death benefits to the surviving beneficiary within seven days after The Franklin receives written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date. If such date is not a Valuation Date, The Franklin will make the determination on the next following Valuation Date.
There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. For payment of death proceeds in the event no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," below. The Code imposes certain requirements concerning payment of death benefits payable before the initial Annuity Payment Date in the case of Qualified Contracts issued in connection with qualified pension and profit-sharing plans under
Section 401(a) of the Code. Under those Contracts, death benefits will be paid as required by the Code and as specified in the governing plan documents. Consult the terms of such documents to determine the death benefits and any limitations the plan may impose. You should consult your legal counsel and tax advisor regarding these requirements.

Subject to the foregoing, at any time prior to the initial Annuity Payment Date the Contract Owner may elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. See "Settlement Options," below. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, The Franklin will make payment to the Beneficiary in a single sum. Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both. The payment of death proceeds may be subject to federal income tax. See "Federal Income Tax Status" and "Income Tax Withholding," below.

In the event of the death of the Variable Annuitant after the initial Annuity Payment Date, The Franklin will make payments under a Contract as described in "Settlement Options," below.

OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to The Franklin's right to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

     (1) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

     (2) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

If the Contract Owner does not elect an option within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

REINSTATEMENT

By making one Stipulated Payment, a Contract Owner may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Contact The Franklin for further information.

CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

While a Contract is in force the Contract Owner may (by filing a written request at the Administrative Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options, subject to applicable limitations under the Code and any governing Qualified Plan.

If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant,

The Franklin will pay the proceeds in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

SETTLEMENT OPTIONS

In the case of Deferred Variable Annuity Contracts, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of a Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

Annuity Payments made pursuant to a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due according to the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if elected by the Beneficiary when so designated by the Contract Owner), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

Contract Owners may select available Settlement Options on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option that is paid on a fixed basis, there is no sharing in the investment experience of the Subaccount and, upon commencement of payments, participation in the Subaccount terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin, except in the case of a deferred Single Stipulated Payment Contract funded with a Rollover Contribution not in excess of $2,000. See "Purchase Limits," above. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

The distribution rules which Qualified Plans must satisfy in order to be tax-qualified under the Code may limit the utilization of certain Settlement Options, or may make certain Settlement Options unavailable, in the case of Qualified Contracts issued in connection therewith. Similarly, the distribution rules which Non-Qualified Contracts must satisfy in order to qualify as "annuity contracts" under the Code may also limit available Settlement Options under Non-Qualified Contracts. These distribution rules could affect such factors as the commencement of distributions and the period of time over which distributions may be made. All Settlement Options are offered subject to the limitations of these distribution rules.


The Statement of Additional Information describes certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Non-Qualified Contracts upon the death of a Contract Owner and to Qualified Contracts purchased under this prospectus for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. See "Limitations on Settlement Options" in the Statement of Additional Information. Contract Owners contemplating election of a Settlement Option are urged to obtain and read the Statement of Additional Information. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder. Contract Owners should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

Neither this prospectus nor the Statement of Additional Information, however, describes limitations on Settlement Options based on applicable distribution rules in the case of Qualified Contracts issued in connection with qualified pension and profit-sharing plans under Section 401(a) of the Code and annuity plans under Section 403(a) of the Code. Under those Contracts, available Settlement Options are limited to those Options specified in the governing plan documents. The terms of such documents should be consulted to determine Settlement Option availability and any other limitations the plan may impose on early redemption of the Qualified Contract, payment in settlement thereof, or similar matters. Generally, limitations comparable to those described in the Statement of Additional Information for Individual Retirement Annuities and
Section 403(b) annuity purchase plans also apply with respect to such qualified pension, profit-sharing and annuity plans (including H.R. 10 Plans).

Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

FIRST OPTION - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the
death of the Variable Annuitant.    This Option offers the maximum level of
monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

SECOND OPTION - LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The Cash Value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

THIRD OPTION - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over
(b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:


($10,000 - (30.55 X 10))  x  $2.05 = (5,000 - 305.5) x  2.05 = 4,694.5  x  $2.05 = $9,623.73
 -------
  $2.00


FOURTH OPTION - JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

FIFTH OPTION - PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part (but, if in part for Contract C, not less than $500) at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options above if, and to the extent, such other Options are otherwise available to such person.

SIXTH OPTION - PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, above, which applies in its entirety to the Sixth Option as well.

SEVENTH OPTION - INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

TRANSFER OF FIXED-DOLLAR ANNUITY VALUES TO ACQUIRE VARIABLE ANNUITY ACCUMULATION UNITS

Under Contract A and Contract B, where a Deferred Variable Annuity and a Fixed-Dollar Annuity have been issued on the same Contract, on any Contract Anniversary during the accumulation period of the Contract, the Contract Owner may have the cash value of his Fixed-Dollar Annuity transferred in whole or in part to his Variable Annuity to purchase Variable Annuity Accumulation Units at net asset value. However, any such partial transfer of cash value must be at least $500. (A similar privilege, but available four times in one Contract Year, permits transfer of Variable Annuity Accumulation Unit values to establish values under a Fixed-Dollar Annuity issued on the same Contract.)

LOANS UNDER CONTRACT B

While Contract B is in force, prior to the initial Annuity Payment Date or the death of the Variable Annuitant, The Franklin will make a loan using the Contract as security for the loan. Upon receiving a request for a contract loan, The Franklin will convert Accumulation Units under the Contract to a fixed-dollar contract loan account in an amount necessary to provide a sufficient "loan value" for the proposed loan. The maximum amount which may be borrowed on any Contract B (the "loan value") is that amount which, when added to any existing contract loan and interest on the total contract loan to the next Contract Anniversary, will equal what the Cash Value of the contract loan account would be on such anniversary. The Contract, except to the extent so converted, has no loan value and The Franklin will not make loans or arrange for the making of loans thereon.

The Accumulation Units in the contract loan account do not participate in the investment experience of Subaccount B, but receive interest credits at the rate then paid by The Franklin upon Fixed-Dollar Annuity accumulations. At the current time, that rate is 4 1/2% per annum during the first five Contract Years, 4% per annum for the sixth through tenth Contract Years, and 3 1/2% per annum thereafter.

Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity under the same Contract, unless he otherwise indicates, a contract loan request will be considered a request for a loan on each annuity and will be allocated pro rata according to the loan values available under each annuity.

Whenever the total contract loan is equal to or exceeds the Cash Value, the Contract shall terminate, but in no event shall such termination take effect until 31 days after notice shall have been mailed to the last known address of the Contract Owner and any known assignee.

On any Contract B issued in South Carolina, the interest rate on the principal of the contract loan is 7.4% per annum payable in advance to the end of the current Contract Year, and annually in advance thereafter. In all other states the rate is adjustable. This means that the rate may be changed each Contract Year, effective on the Contract Anniversary. The adjustable loan interest rate will be reflective of the rates then available to The Franklin for corporate bonds as indicated by the "Moody's Corporate Bond Yield Average." Interest not paid when due will be added to the principal of the loan and bear the same rate of interest. Upon a repayment of the Contract B loan prior to the date through which interest has been paid in advance, the Contract Owner will receive a pro rata credit for the unearned interest.

It should be noted that the annual rate of interest charged on contract loans is in excess of the interest credited by The Franklin upon the contract loan account; thus, there is, in effect, a continuing net charge against the Contract Owner of the difference between the two rates while the contract loan is outstanding. The whole or any part of the contract loan may be repaid at any time while the Contract is in force prior to its maturity. Where variable Accumulation Units have been converted into a contract loan account prior to the making of a contract loan, repayments of the loan will result in the conversion of accumulation units under the contract loan account to variable Accumulation Units at net asset value, unless the Contract Owner elects that such conversion shall not take place. The Contract Owner has the power to designate whether a payment made by him or her is to be applied as a Stipulated Payment (within the limitations on Stipulated Payments set forth under "Annuity Payments," above, "Changing Periodic Stipulated Payments," above) or as a repayment in the contract loan account. In the case of payments by a Contract Owner having a contract loan outstanding which are not identified, The Franklin will make inquiry as to the intention of the Contract Owner.

Contract loans will be treated as distributions that may be taxable. See "Federal Income Tax Status," below. Any Contract Owner contemplating obtaining a contract loan is advised to consult a qualified tax advisor concerning the possibly unfavorable federal income tax treatment of contract loan proceeds and interest payments with respect thereto.

ANNUITY PERIOD

ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY
PAYMENTS

For Deferred Variable Annuity Contracts, a Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract, except that Qualified Contracts issued in connection with qualified pension and profit-sharing plans (including H.R. 10 Plans) under
Section 401(a) of the Code and annuity plans (including H.R. 10 Plans) under
Section 403(a) of the Code provide for Annuity Payments to commence at the date and under the Settlement Option specified in the plan. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. See "Limitations on Settlement Options" in the Statement of Additional Information. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

The Franklin offered three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

Under Immediate Variable Annuity Contracts, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

THE ANNUITY UNIT

The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected on a variable basis.

The value of the Annuity Unit was fixed at $1.00 as of July 1, 1971 for Contract A and Contract B, and as of July 1, 1981 for Contract C. For each day thereafter, the value of the Annuity Unit is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3 1/2%. The division by 1.0 plus an interest factor of 3 1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3 1/2% per year which is built into the annuity tables specified in the Contract. See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts)," below, and "Assumed Net Investment Rate," below.

Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS)

When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

The Contracts use tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

For Contracts using sex-distinct annuity tables, the tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3 1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3 1/2% for the Fund. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of a Portfolio during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's account on the initial Annuity Payment Date, and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset value of a Portfolio approximately 10 days prior to the initial Annuity Payment Date even though changes in the net asset value have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts)," immediately below.

Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS)

The number of Annuity Units credited to a Contract on the initial Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit.

DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY
CONTRACTS)

In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after any deductions for premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and
(2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

Annuity Units are valued as of a Valuation Date not less than 10 days prior to the Effective Date of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of a Portfolio approximately 10 days prior to the Effective Date of the Contract, even though changes in the net asset value have occurred during that 10-day period.

As of the date of this prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4 1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Effective Date in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants). However, in lieu of such table, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with certain employer-related plans. See "Annuity Payments," above.

The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3 1/2%.

ASSUMED NET INVESTMENT RATE

The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3 1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3 1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                             FEDERAL INCOME TAX STATUS

INTRODUCTION

The Contracts are designed for use by individuals in connection with Qualified Plans (Contract A and Contract C) or Non-Qualified Plans (Contract B and Contract C) under the Code. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin, the type of retirement plan or program in connection with which the Contracts are used and the form in which payments are received. The discussion of federal income taxes contained in this prospectus, which focuses on rules applicable to Contracts purchased under this prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Contract Owners and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund.

THE CONTRACTS: QUALIFIED PLANS

The manner in which payments received under a Contract are taxed for federal income tax purposes depends on the form of payment. If payments are received in the form of an annuity, then, in general, under Section 72 of the Code, such payment is taxable to the recipient as ordinary income to the extent that such payment exceeds the portion, if any, of the cost basis of the Contract that is allocable to that payment. A payment received on account of partial redemption of an annuity contract generally is taxable in whole or part. The taxation of a partial redemption is governed by complex rules and a qualified tax advisor should be consulted prior to a proposed partial redemption. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Qualified Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

Generally, payment of the proceeds of a Qualified Contract in a lump sum instead of in the form of an annuity, either at or before maturity, also is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the Qualified Contract. Taxation may be deferred, however, to the extent, if any, that "rollover" treatment is available and elected for a particular distribution.

The Qualified Contracts are designed for use in connection with several types of Qualified Plans, as described generally below. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

QUALIFIED PENSION, PROFIT-SHARING AND ANNUITY PLANS

Under pension and profit-sharing plans that qualify under Section 401(a) of the Code and annuity purchase plans that qualify under Section 403(a) of the Code (collectively "Corporate Qualified Plans"), amounts contributed by an employer to the Corporate Qualified Plan on behalf of an employee and any gains thereon are not, in general, taxable to the employee until distribution. Generally, the cost basis of an employee under a Corporate Qualified Plan will equal the amount of non-deductible contributions, if any, that the employee made to the Corporate Qualified Plan. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.


The Code imposes an additional tax of 10% on the taxable portion of any early withdrawal from a Corporate Qualified Plan made by a Variable Annuitant before age 59 1/2, death, or disability. The additional income tax on early withdrawals will not apply however to certain distributions including, but not limited to, (a) distributions beginning after separation from service that are part of a series of substantially equal periodic payments made at least annually for the life of the Variable Annuitant or the joint lives of the Variable Annuitant and his or her Beneficiary, and (b) distributions made to Variable Annuitants after attaining age 55 and after separating from service. Further, additional penalties may apply to distributions made on behalf of a "5-percent owner" (as defined by Section 416(i)(1)(B) of the Code).

If a lump sum payment of the proceeds of a Contract qualifies as a "lump sum distribution" under the Code, special tax rules (including limited capital gain and income averaging treatment in some circumstances) may apply.

H.R. 10 PLANS (SELF-EMPLOYED INDIVIDUALS)

Self-employed persons (including members of partnerships) are permitted to establish and participate in Corporate Qualified Plans under Sections 401(a) and 403(a) of the Code. Corporate Qualified Plans in which self-employed persons participate are commonly referred to as "H.R. 10 Plans."

The tax treatment of annuity payments and lump sum payments received in connection with an H.R. 10 Plan is, in general, subject to the same rules described in "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above. Some special rules apply, however, in the case of self-employed persons which, for example, affect certain "lump sum distribution" and "rollover" rules.

SECTION 403(b) ANNUITIES

Section 403(b) of the Code permits public schools and other tax-exempt organizations described in Section 501(c)(3) of the Code to purchase annuity contracts for their employees subject to special tax rules.

If the requirements of Section 403(b) are satisfied, amounts contributed by the employer to purchase an annuity contract for an employee, and any gains thereon, are not, subject to certain limitations, taxable to the employee until distributed to the employee. However, these payments may be subject to FICA (Social Security) taxes. Generally, the cost basis of an employee under a
Section 403(b) annuity contract will equal the amount of any non-deductible contributions the employee made toward the contract plus any employer contributions that were taxable to the employee because they exceeded excludable amounts.

Federal tax law imposes limitations on distributions from Section 403(b) annuity contracts. Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement in connection with a Section 403(b) annuity contract will be permitted only (1) when an employee attains age
59 1/2, separates from service, dies or becomes totally and permanently disabled or (2) in the case of hardship. A withdrawal made in the case of hardship may not include income attributable to the contributions. However, contributions made prior to January 1, 1989, and earnings on such contributions through December 31, 1988, are not subject to the limitations on distributions for financial hardship. In addition, the limitations on distributions for financial hardship do not apply to contributions made other than by a salary reduction agreement beginning after December 31, 1988. A number of questions exist concerning the application of these rules. Anyone considering a withdrawal from a Contract issued in connection with a Section 403(b) annuity plan should consult a qualified tax advisor.

The 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Section 403(b) annuity contracts.

INDIVIDUAL RETIREMENT ANNUITIES

SECTION 408(b) INDIVIDUAL RETIREMENT ANNUITIES

Under Sections 408(b) and 219 of the Code, special tax rules apply to Individual Retirement Annuities. As described below, certain contributions to such annuities (other than Rollover Contributions) are deductible within certain limits and the gains on contributions (including Rollover Contributions) are not taxable until distributed. Generally, the cost basis in an Individual Retirement Annuity will equal the amount of non-deductible contributions, if any, made to the Individual Retirement Annuity. Under special rules, all individual retirement plans will be treated as one plan for purposes of these rules.

Section 408(b) sets forth various requirements that an annuity contract must satisfy before it will be treated as an Individual Retirement Annuity. Although final regulations that interpret some of these requirements have been adopted, other regulations have been proposed that interpret the additional requirement that, under a Section 408(b) Individual Retirement Annuity, the premiums may not be fixed. These proposed regulations, which contain certain ambiguities, may, of course, be changed before they are issued in final form. ACCORDINGLY, WHILE THE FRANKLIN BELIEVES THAT THE CONTRACTS OFFERED BY THIS PROSPECTUS MEET THE REQUIREMENTS OF SECTION 408(b), THE FINAL REGULATIONS AND THE CURRENTLY PROPOSED REGULATIONS THEREUNDER, THERE CAN BE NO ASSURANCE THAT THE CONTRACTS QUALIFY AS INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408(b) PENDING THE ISSUANCE OF COMPLETE FINAL REGULATIONS UNDER THAT CODE SECTION.

Individuals who are not "active participants" in an employer-related retirement plan described in Section 219(g) of the Code will, in general, be allowed to contribute to an Individual Retirement Annuity and to deduct a maximum of $2,000 annually (or 100% of the individual's compensation if less). In addition, for 1999, this deduction will be allowed for individuals who are active participants in Qualified Plans with annual adjusted gross income that is not above $31,000 ($51,000 for married individuals filing a joint return). This deduction will be phased out for individuals who are active participants in Qualified Plans with annual adjusted gross income between $31,000 and $41,000 ($51,000 and $61,000 for married individuals filing a joint return), and will not be allowed for such active participants with annual adjusted gross income above $41,000 ($61,000 for married individuals filing a joint return). The active participant status of both spouses is taken into account in determining the deductible limit. In addition, an individual will not be considered married for a year in which the individual and the individual's spouse (1) file separate returns or (2) did not live together at any time during the year. Individuals who may not make deductible contributions to an Individual Retirement Annuity may, instead, make non-deductible contributions (up to the applicable maximum described above) on which earnings will accumulate on a tax-deferred basis. If the Individual Retirement Annuity includes non-deductible contributions, distributions will be divided on a pro rata basis between taxable and non-taxable amounts. Special rules apply if an individual contributes to an Individual Retirement Annuity for his or her own benefit and to another Individual Retirement Annuity for the benefit of his or her non-working spouse.

Individual Retirement Annuities are subject to limitations on the time when distributions must commence. In addition, the 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Individual Retirement Annuities, except that the circumstances in which the penalty tax will not apply are different in certain respects. Further, for any year in which a Contract Owner borrows any money under or by use of the Individual Retirement Annuity, the Contract ceases to qualify under Section 408(b), and an amount equal to the fair market value of the Contract as of the first day of such year will be includible in the Contract Owner's gross income for such year.

SECTION 408(k) SIMPLIFIED EMPLOYEE PENSIONS

An Individual Retirement Annuity described in Section 408(b) of the Code that also meets the special requirements of Section 408(k) qualifies as a Simplified Employee Pension. Under a Simplified Employee Pension, eligible employers described in Section 408(p)(2)(C) may contribute to the Individual Retirement Annuities of their employees subject to the limitation in Section 408(j). An employee may exclude the employer's contribution on his or her behalf to a Simplified Employee Pension from gross income subject to certain limitations. Elective deferrals under a Simplified Employee Pension are to be treated like elective deferrals under a cash or deferred arrangement under
Section 401(k) of the Code and are subject to a $6,000 limitation, adjusted for inflation.

In general, except as stated in this section, the rules discussed in "Section 408(b) Individual Retirement Annuities," above, apply to a Simplified Employee Pension.

THE CONTRACTS: NON-QUALIFIED PLANS

NON-NATURAL PERSON


If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year for contributions made after February 28, 1986. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax advisor.


The following discussion generally applies to Contracts owned by natural persons.

In the case of Non-Qualified Contracts issued in connection with retirement or deferred compensation plans which are Non-Qualified Plans, the provisions of the Plan determine the tax treatment of Plan participants.

For example, contributions to, or deferred compensation in connection with, Non-Qualified Plans may or may not be currently taxable to participants.

ANNUITY DISTRIBUTIONS

Payments received under a Non-Qualified Contract are subject to tax under
Section 72 of the Code. If payments are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

REDEMPTIONS

A payment received on account of a complete or partial redemption of an annuity contract may also be taxable as ordinary income in whole or in part. When a partial redemption from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a complete redemption (or surrender) under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

In addition, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, or (ii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982.

Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a redemption, partial withdrawal, assignment, pledge, or contract transfer.

PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution received under a Non-Qualified Contract, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59 1/2; (ii) allocable to investments in the Contract before August 14, 1982, (iii) made on or after the death of the holder; (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

DIVERSIFICATION

A Non-Qualified Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributable to such Non-Qualified Contract are not, in accordance with Treasury regulations, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

OWNER CONTROL

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

AGGREGATION OF CONTRACTS

Under a provision of the federal tax law effective for non-qualified deferred annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with Qualified Plans) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for the purpose of determining the amount of any distribution, not in the form of an annuity, that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts.
It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

INCOME TAX WITHHOLDING

Withholding of federal income tax is generally required from distributions from Qualified Plans and Non-Qualified Plans, or Contracts issued in connection therewith, to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts:
Qualified Plans," above, and "The Contracts: Non-Qualified Plans," above, regarding the taxation of Distributions.

Federal income tax is generally required to be withheld from all or any portion of a Distribution that constitutes an "eligible rollover distribution." An "eligible rollover distribution" generally includes any distribution from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code except for (1) a distribution which is one of a series of substantially equal periodic instalments payable at least annually for the life (or over the life expectancy) of the Variable Annuitant or for the joint lives (or over the joint life expectancies) of the Variable Annuitant and his or her Beneficiary, or for a specified period of 10 years or more, or (2) a minimum distribution required pursuant to Section 401(a)(9) of the Code, and (3) an amount which is not includible in gross income (for example, the return of non-deductible contributions). Any eligible rollover distribution which is not rolled over directly from a Section 401(a) qualified trust, a Section 403(a) qualified annuity plan or a Section 403(b) qualified annuity contract to an "eligible retirement plan" is subject to mandatory federal income tax withholding in an amount equal to 20% of the eligible rollover distribution. An "eligible retirement plan" generally includes a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code. Mandatory federal income tax withholding is required even if the Variable Annuitant receives an eligible rollover distribution and rolls it over within 60 days to an eligible retirement plan. Federal income tax is not required to be withheld from any eligible rollover distribution which is rolled over directly from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code to an eligible retirement plan.

Except with respect to certain payments delivered outside the United States or any possession of the United States, federal income tax is not required to be withheld from any Distribution which does not constitute an eligible rollover distribution, if the Variable Annuitant or Beneficiary properly elects in accordance with the prescribed procedures not to have withholding apply. In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution which is not an eligible rollover distribution depends upon the type of payment being made. Generally, in the case of a periodic payment which is not an eligible rollover distribution, the amount to be withheld from such payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of a non-periodic payment which is not an eligible rollover distribution, the amount to be withheld is generally equal to 10% of the amount of the Distribution.

The applicable federal law pertaining to income tax withholding from Distributions is complex and contains many special rules and exceptions in addition to the general rules summarized above. Special rules apply, for example, if the Distribution is made to the surviving spouse of a Variable Annuitant or if the Distribution is an eligible rollover distribution from a qualified annuity contract under Section 403(b) of the Code. Any Contract Owner, Variable Annuitant or Beneficiary considering a Distribution should consult a qualified tax advisor.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.


We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                                 VOTING PRIVILEGES

In accordance with current interpretations of applicable law, The Franklin votes Portfolio shares held in the Fund at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or The Franklin otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that a Contract Owner or Variable Annuitant has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. Prior to the Annuity Payment Date, the Contract Owner holds a voting interest in each Subaccount to which Contract value is allocated. After the Annuity Payment Date, the Variable Annuitant has a voting interest in each Subaccount from which Variable Annuity payments are made.

For each Contract Owner, the number of votes attributable to a Subaccount will be determined by dividing the Contract Owner's value in the Subaccount by the Net Asset Value Per Share of the Portfolio in which that Subaccount invests.
For each Variable Annuitant, the number of votes attributable to a Subaccount is determined by dividing the liability for future Variable Annuity payments to be paid from that Subaccount by the Net Asset Value Per Share of the Portfolio in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected rate of return and the Annuity Unit value of that Subaccount on the date that the number of votes is determined. As Variable Annuity payments are made, the liability for future payments decreases as does the number of votes.

The number of votes available to an Contract Owner or Variable Annuitant is determined as of the date coinciding with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions are solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Contract Owner or Variable Annuitant having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.


Portfolio shares as to which no timely instructions are received and shares held by The Franklin in a Subaccount as to which no Contract Owner or Variable Annuitant has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Subaccount. Under the 1940 Act, certain actions affecting the Subaccounts may require Contract Owner approval. In any such case, a Contract Owner will be entitled to vote in proportion to the value of his Contract.

                            SERVICES UNDER THE CONTRACTS

Franklin Financial Services Corporation ("Franklin Financial") serves as "principal underwriter" (as that term is defined in the 1940 Act) for the Contracts pursuant to Sales Agreements with the Fund. The Sales Agreements are described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly owned subsidiary of The Franklin.

The Fund no longer offers new Contracts. However, commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under outstanding Contracts to a maximum of 5% of such Stipulated Payments for Contract A, 4% of such Stipulated Payments for Contract B, and 2% of such Stipulated Payments for Contract C.

Beginning in October 1998, administrative services under the Contracts are provided by American General Life Insurance Company pursuant to a services agreement.

                                  STATE REGULATION

As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination. In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate.

                                 REPORTS TO OWNERS

The Franklin will mail Contract Owners (or persons receiving payments following the Annuity Payment Date), at their last known address of record, any reports and communications required by applicable law or regulation. Therefore, prompt written notice of any address change should be given to The Franklin at its Administrative Office.

                            EFFECT OF NON-QUALIFICATION

In the event that a plan intended to qualify as a Qualified Plan under the Code fails to meet the applicable qualification requirements under the Code (including Section 818(a)) or in the event that a Qualified Plan ceases to qualify thereunder, The Franklin shall have the right, upon receiving notice of such non-qualification, to treat any such Contract issued in connection with such a plan as a Non-Qualified Contract participating in the Fund.

                                 YIELD INFORMATION

In accordance with regulations adopted by the SEC, the Fund has computed an annualized yield and an effective yield for a seven-day period for Subaccount C that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation on investments) in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of Subaccount C at the beginning of such seven-day period, dividing the net change in account value by the value of the account at the beginning of the seven-day period (the "base period return") and multiplying this result by 365/7 to obtain an annualized yield. The annualized yield for the seven calendar day period ended December 31, 1998 was 3.30%. The effective yield is computed by compounding the base period return by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The effective yield for the seven calendar day period ended December 31, 1998 was 3.35%. The effective yield is higher because it represents a compound yield, i.e., it assumes that the increase in account value represented by the base period return is reinvested.

Yield as determined with respect to a portfolio composed primarily of money market securities normally will fluctuate on a daily basis and is affected by changes in interest rates on money market securities, average portfolio maturities, the type and quality of portfolio securities held and the expenses of the Money Market Fund. Therefore, the yield for any given past period should not be considered as a representation of the yield for any future period.

In addition, although yield information may be useful in reviewing Subaccount C's performance and in providing a basis for comparison with other investment alternatives, it should be kept in mind that Subaccount C's yield cannot be compared to the yield on bank deposits and other investments which pay fixed yields for a stated period of time and that other investment companies may calculate yield on additional bases. When comparing the yields of investment companies, consideration should be given to the quality and maturity of the portfolio of securities of each company as well as to the type of expenses incurred. In this connection, it should be noted that the accrued expenses of Subaccount C differ from those incurred under conventional money market funds that do not offer variable annuity contracts in that additional charges are made against Subaccount C relating to The Franklin's assumption of mortality and expense risks under the Contract. See "Mortality and Expense Risk Charge," above. In addition, unlike investments in conventional money market funds which may be held on a non-qualified basis by the investor, investment income earned by Subaccount C during the accumulation period is not currently taxable to holders of Contracts. See "Federal Income Tax Status," above.

                               REGISTRATION STATEMENT

The Franklin and the Fund have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contracts offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

            TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Limitations on Settlement Options. . . . . . . . . . . . . . . . . . . . . . . .
Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . . . . . . .
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Index to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .

                        STATEMENT OF ADDITIONAL INFORMATION

                        FRANKLIN LIFE VARIABLE ANNUITY FUND

                       Individual Variable Annuity Contracts

                                     Issued by

                        The Franklin Life Insurance Company
                                 #1 Franklin Square
                            Springfield, Illinois 62713
                                   1-800-528-2011



This Statement of Additional Information, dated April 30, 1999, is not a prospectus and should be read in conjunction with the Prospectus dated April 30, 1999 for the individual variable annuity contracts which are referred to herein. This Statement of Additional Information should be retained for future reference.

The Prospectus sets forth information that a person should know before investing in the Contracts. For a copy of the Prospectus, write or call The Franklin at FLIC Annuity Service Center, 2727-A Allen Parkway (3-50), Houston, Texas 77019-2191; or P.O. Box 4799, Houston, Texas 77210-4799, (800) 231-0105 or (713)
831-3505.


TABLE OF CONTENTS

General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Limitations on Settlement Options. . . . . . . . . . . . . . . . . . . . .     1
Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . . . .     3
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Index to Financial Statements. . . . . . . . . . . . . . . . . . . . . . .     4

                                GENERAL INFORMATION

The individual variable annuity contracts offered by the prospectus (the "Prospectus" ) are designed primarily to provide annuity payments which may vary with the investment performance of a Subaccount of Franklin Life Variable Annuity Fund (the "Fund" ), a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. Reference is made to the Prospectus, which should be read in conjunction with this Statement of Additional Information. Capitalized terms not otherwise defined in this Statement of Additional Information shall have the meanings designated in the Prospectus.

American General Corporation ("American General") through its wholly owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155. American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

                               REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract issued after January 18, 1985, to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the deceased owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of the owner's death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts subject to these distribution requirements contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other required distribution rules may apply to Qualified Contracts. For qualified plans under Section 401(a), 403(a) and 403(b) of the Code, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant) (1) reaches age 70 1/2 or (2) retires, and must be made in a specified form and manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant) reaches age 70 1/2.

                         LIMITATIONS ON SETTLEMENT OPTIONS

LIMITATIONS ON CHOICE OF SETTLEMENT OPTION. Described below are certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

The Internal Revenue Service has proposed regulations relating to required distributions from qualified plans, individual retirement plans, and annuity contracts under Section 403(b) of the Code. These proposed regulations may limit the availability of the Settlement Options in Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. The proposed regulations are generally effective for calendar years after 1984. A person should consult a qualified tax advisor concerning the effect of the proposed regulations on the Settlement Option or Options the person is contemplating.

FIRST OPTION - LIFE ANNUITY. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70 1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule.

SECOND OPTION - LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the selected period does not extend beyond the life expectancy of the Variable Annuitant (or the life expectancy of the Variable Annuitant and his or her Beneficiary). Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless
(1) the selected period does not extend beyond the life expectancy of the

Beneficiary, and (2) the distribution to the Beneficiary commences not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70 1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and the surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding sentence. This Option is also not available under Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

THIRD OPTION - UNIT REFUND LIFE ANNUITY. This Option is not available under Contracts issued for use as Individual Retirement Annuities. Also, under Qualified Contracts issued in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70 1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule. This Option is also not available in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

FOURTH OPTION - JOINT AND LAST SURVIVOR LIFE ANNUITY. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the secondary variable annuitant is the spouse of the Variable Annuitant or unless certain minimum distribution incidental benefit requirements of the proposed regulations are met. Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary under a Contract issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

FIFTH OPTION - PAYMENTS FOR A DESIGNATED PERIOD. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the limitations described in the Second Option, above, applicable to such Qualified Contracts, are satisfied, except that this Option is otherwise available to a Beneficiary where the Variable Annuitant dies before Annuity Payments have commenced if the designated period does not exceed a period that terminates five years after the death of the Variable Annuitant or the substituted surviving spouse, as the case may be. In addition, this Option is not available if the number of years in the selected period over which Annuity Payments would otherwise be paid plus the attained age of the Variable Annuitant at the initial Annuity Payment Date would exceed 95.

SIXTH OPTION - PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. This Option is not available under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

SEVENTH OPTION - INVESTMENT OPTION. This Option is not available under Qualified Contracts issued in connection with any Qualified Plan.

LIMITATIONS ON COMMENCEMENT OF ANNUITY PAYMENTS. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than age 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. For example, under Qualified Contracts, other than those issued for use as Individual Retirement Annuities, the Contract Owner may not defer the initial Annuity Payment Date beyond April 1 of the calendar year following the later of the calendar year in which the Variable Annuitant (1) attains age 70 1/2, or (2) retires, and must be made in a specified form or manner. In addition, if the plan participant is a "5-percent owner" (as defined in the Code), or if the Contract is issued for use as an Individual Retirement Annuity, distributions generally must begin no later than the date described in (1). The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

                        DISTRIBUTION OF THE CONTRACTS

Franklin Financial Services Corporation ("Franklin Financial" ), #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly owned subsidiary of The Franklin. Franklin Financial serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts, pursuant to Sales Agreements between Franklin Financial and the Fund.

The Fund no longer issues new Contracts. To the extent that Stipulated Payments continue to be made on Contracts, the Fund may nevertheless be deemed to be offering interests in Contracts on a continuous basis. Contracts were sold primarily by persons who are insurance agents or brokers for The Franklin authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell Variable Annuities. Pursuant to an agreement between Franklin Financial and The Franklin, Franklin Financial agreed to employ and supervise agents chosen by The Franklin to sell the Contracts and to use its best efforts to qualify such persons as registered representatives of Franklin Financial, which is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Franklin Financial also may enter into agreements with The Franklin and each such agent with respect to the supervision of such agent.

Pursuant to an agreement between The Franklin and Franklin Financial, The Franklin has agreed to pay commissions earned by registered representatives of Franklin Financial on the sale of the Contracts and to bear the cost of preparation of prospectuses and other disclosure materials. Commissions and other remuneration and the cost of disclosure materials will be paid by The Franklin from its General Account. During 1996, 1997, and 1998: (1) a total of $16,396, $10,820 and $8,382, respectively, were paid in commissions on behalf of Contract A; (2) a total of $456, $1,046 and $258, respectively, were paid in commissions on behalf of Contract B; and (3) a total of $22, $48 and $26, respectively, were paid in commissions on behalf of Contract C.

Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling Contracts, where required, are also licensed as securities salesmen under state law.

                                   LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                      EXPERTS

The statement of assets and liabilities, including the portfolio of investments, as of December 31, 1998 and the related statement of operations for the year then ended and the statements of changes in Contract Owners' equity for each of the two years in the period then ended and the table of per-unit income and changes in accumulation unit value for each of the four years in the period then ended of the Fund, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The consolidated financial statements of The Franklin at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. Such financial statements and tables of per-unit income and changes in accumulation unit value referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                           INDEX TO FINANCIAL STATEMENTS

                                                                                                PAGE
                                                                                                ----
Franklin Life Variable Annuity Fund (formerly Franklin Life Variable Annuity Fund A):

   Report of Independent Auditors                                                                 6
   Financial Statements:
      Statement of Assets and Liabilities, December 31, 1998                                      8
      Statement of Operations for the year ended December 31, 1998                                8
      Statement of Changes in Contract Owners' Equity for the
         years ended December 31, 1998 and 1997                                                   8
      Portfolio of Investments, December 31, 1998                                                 9
      Notes to Financial Statements                                                              10
      Supplementary Information - Per-Unit Income and Changes in Accumulation
         Unit value for the five years ended December 31, 1998                                   12
The Franklin Life Insurance Company and Subsidiaries:*
   Report of Independent Auditors                                                                13
   Financial Statements:
   Consolidated Statement of Income for the three years ended December 31, 1998                  14
   Consolidated Balance Sheet, December 31, 1998 and 1997                                        15
   Consolidated Statement of Shareholders' Equity for the three years ended
      December 31, 1998                                                                          17
   Consolidated Statement of Cash Flows for the three years ended
      December 31, 1998                                                                          18
   Notes to Consolidated Financial Statements                                                    19
*The consolidated financial statements of The Franklin contained herein should be considered only as bearing upon the ability of The Franklin to meet its obligations under the Contracts.

                           REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the four years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for the year ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1998, 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1998, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the four years then ended in conformity with generally accepted accounting principles.




                                             Ernst & Young LLP



Chicago, Illinois
January 29, 1999

                [Letterhead of The Franklin Life Insurance Company]

Dear Contract Owner:

We are pleased to provide this 1998 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                                INVESTMENT POSITION

                             December 31, 1998  June 30, 1998  December 31, 1997
                             -----------------  -------------  -----------------
     Variable Portion:
     -----------------
     Accumulation Unit Value       $123.03          $108.49          $98.43
                                   -------          -------          ------
                                   -------          -------          ------
     Percentage Change From:
         December 31, 1997         +24.99%
                                   -------
                                   -------
         June 30, 1998             +13.40%
                                   -------
                                   -------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1998 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1998 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1999, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1999 is anticipated to be 5.00%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1998 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The United States economy continued its strong growth in 1998, as measured by the Gross Domestic Product (GDP), increasing at an annual rate of 3.9%. GDP is expected to slow in 1999, with growth being 2.0% to 2.5%. Employment finished strong in 1998, with the December unemployment rate at 4.3% and the average unemployment rate for all of 1998 at 4.5%. New jobs continued to be created during the year, especially in the service sector. The Federal Reserve Board lowered the Federal Funds rate by a total of 75 basis points, over three months in late 1998, to the current level of 4.75%. The stock market had another excellent year, the fourth year in a row. The Standard & Poor's 500 Index was up 26.69% in 1998. The stock market had a correction in the third quarter, but with the short term interest rate reduction in the fourth quarter, the stock market rebounded in the fourth quarter to close at or near record levels. Stocks of U.S. corporations continue to carry very high price/earnings ratios and corporate earnings could slow if the economy slows as indicated above.

Inflation, as measured by the Gross Domestic Product deflator, was a very acceptable 1.7% in 1997, declining to 1.0% by the third quarter of 1998. The Consumer Price Index increased by 1.7% in 1997 and a slightly lower +1.6% for 1998. The Producers Price Index declined 0.2% in November, but increased 0.4% in December in light of higher tobacco prices. A decline was recorded in six of the twelve months of 1998, producing a decline in wholesale prices of 0.1% in 1998, against a decline in 1997 of 1.2%. The Producers Price Index indicates that inflation should remain under control for several more months. For stocks to continue to move higher, corporate earnings will need to improve, interest rates decline and investors willing to accept higher price/earnings ratios for stocks. 1999 will be a very challenging year for investors in the stock market.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                        Cordially yours,



                                        William A. Simpson
                                        Chairman and Chief Executive Officer


                                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                                       STATEMENT OF ASSETS AND LIABILITIES
                                              DECEMBER 31, 1998
Assets
                  Investments-at fair value (cost-$5,825,740)
                           Common stocks                                                      $ 11,653,302
                           Short-term notes                                                      1,843,112
                                                                                              ---------------
                                                                                                13,496,414
                  Cash on deposit                                                                   49,523
                  Dividends and interest receivable                                                 19,458
                                                                                              ---------------
                                             Total Assets                                       13,565,395

Liability -due to The Franklin Life Insurance Company                                               23,895
                                                                                              ---------------

Contract owners' equity
                  Annuity reserves                                       $    20,793
                  Value of 109,896.4574 accumulation units outstanding,
                      equivalent to $123.03132938 per unit               $13,541,500
                                                                         -----------            13,520,707
                                                                                              ---------------
                                                                                              ---------------

                                            STATEMENT OF OPERATIONS
                                          YEAR ENDED DECEMBER 31, 1998
Investment income
                  Dividends                                             $    130,455
                  Interest                                                    69,792
                                                                        ------------
                                             Total Income                                     $    200,247

Expenses
                  Mortality and expense charges                         $    124,538
                  Investment management services                              54,443
                  Miscellaneous expense                                            8
                                                                        ------------
                                             Total expenses                                        178,989
                                                                                              ---------------
                                             Net investment income                                  21,258

Realized and unrealized gain on investments:
                  Net realized gain from investment transactions
                    (excluding short-term investments):
                           Proceeds from sales                          $  1,626,314
                           Cost of investments sold
                             (identified cost method)                      1,197,859
                                                                        ------------
                                            Net realized gain                                      428,455
                  Net unrealized appreciation of investments
                           Beginning of year                            $  5,298,442
                           End of year                                     7,670,674
                                                                        ------------
                                    Net unrealized appreciation                                  2,372,232
                                                                                              ---------------
                                    Net gain on investments                                      2,800,687
                                                                                              ---------------
                                    Net increase in contract owners'
                                      equity resulting from operations                        $  2,821,945
                                                                                              ---------------
                                                                                              ---------------

                                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                              YEAR ENDED DECEMBER 31
                                                                              1998              1997
                                                                        --------------------------------
Net investment income                                                   $      21,258       $    78,567
Net realized gain from investment transactions                                428,455           452,962
Net unrealized appreciation of investments                                  2,372,232         1,714,372
                                                                        --------------------------------
            Net increase in contract owners' equity resulting from          2,821,945         2,245,901
              operations
Net contract purchase payments                                                133,181           268,272
Reimbursement for contract guarantees                                               -               172
Annuity payments                                                               (4,788)           (4,568)
Withdrawals of funds on terminated contracts                               (1,725,151)       (1,636,104)
Transfers from (to) fixed account                                              21,424                 -
                                                                        --------------------------------
           Net increase in contract owners' equity                          1,246,611           873,673
           Contract owners' equity at beginning of year                    12,294,889        11,421,216
                                                                        --------------------------------
           Contract owners' equity at end of year                         $13,541,500       $12,294,889
                                                                        --------------------------------
                                                                        --------------------------------


                        SEE NOTES TO FINANCIAL STATEMENTS

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1998

    NUMBER
      OF                                                FAIR
    SHARES                                              VALUE
---------------                                      ------------

                COMMON STOCKS (86.06%)
                BANKING (4.56%)
  12,862            SLM Holding Corporation          $    617,376
                BEVERAGES (1.33%)
   4,400            PepsiCo, Incorporated                 180,125
                BUSINESS SERVICES (1.41%)
   5,600            Equifax Inc.                          191,450
                CHEMICALS (1.81%)
   2,700            Dow Chemical                          245,531
                COMPUTER SERVICES (4.18%)
   8,100            Ceridian Corporation*                 565,481
                COSMETICS & HOUSEHOLD PRODUCTS
                    (2.85%)
   8,000            Gillette Company                      386,500

                DRUGS & HEALTH CARE (29.89%)
   8,000            Eli Lilly and Company                 711,000
   4,300            Merck & Company, Inc.                 635,056
   4,200            Pfizer, Incorporated                  526,838
   6,450            St. Jude Medical, Inc.*               178,584
  13,200            Schering-Plough Corporation           729,300
   6,000            Stryker Corporation                   330,375
  16,000            Walgreen Company                      937,000
                                                     -------------
                                                        4,048,153

                ELECTRONICS & INSTRUMENTATIONS
                    (2.93%)
   5,800            Hewlett-Packard Company               396,213
                FOOD - RETAIL (2.68%)
   5,700            Albertson's, Inc.                     363,019
                FOOD - WHOLESALE ( 2.72%)
  13,400            Sysco Corporation                     367,662
                HOUSEHOLD PRODUCTS (1.13%)
   3,700            Newell Co.                            152,625
                OFFICE EQUIPMENT & SERVICES
                (11.21%)
  15,055            Compaq Computers Corporation          631,369
   4,800            International Business
                      Machines Corporation                886,800
                                                     -------------
                                                        1,518,169

                OIL SERVICES & DRILLING (1.36%)
   6,200            Halliburton Company              $    183,675

                PACKAGING - CONTAINERS (2.80%)
   8,400            Avery-Dennison Corporation            378,525
                PHOTOGRAPHY (2.18%)
   4,100            Eastman Kodak Company                 295,200
                RETAIL-SPECIALTY (2.16%)
   7,200            NIKE, Inc.                            292,050
                TECHNOLOGY (7.18%)
   4,361            AMP, Incorporated                     227,045
   4,950            Diebold, Incorporated                 176,653
   4,800            Intel Corporation                     569,100
                                                     -------------
                                                          972,798
                UTILITIES - TELEPHONE (3.68%)
  10,000            BellSouth Corporation                 498,750
                                                     -------------

                                TOTAL COMMON STOCKS
                                  (COST-$3,982,628)    11,653,302
PRINCIPAL
AMOUNT
--------
                SHORT-TERM NOTES (13.61%)
$1,855,000      United States Treasury Bill
                  4.12%, due 1/7/99
                (cost-$1,843,112)                       1,843,112
                                                     -------------

                         TOTAL INVESTMENTS (99.67%)
                                  (COST-$5,825,740)    13,496,414

                         CASH AND RECEIVABLES, LESS
                                  LIABILITY (.33 %)        45,086
                                                     -------------

                             TOTAL CONTRACT OWNERS'
                                    EQUITY (100.0%)   $13,541,500
                                                     -------------
                                                     -------------


*NON-INCOME PRODUCING INVESTMENT IN 1998.



                        SEE NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
This report has been prepared for the information of Franklin Life Variable Annuity Fund A contract owners. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund form a part of, and are taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1998 aggregated $153,637 and $1,626,314, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $10,036 and $16,926 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1998 and 1997, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

Beginning in October 1998, The Franklin began waiving all sales and administrative charges specified in each Contract in anticipation of the Funds' proposed reorganization (See Note H-Subsequent Event).

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                         YEAR ENDED              YEAR ENDED
                      DECEMBER 31, 1998      DECEMBER 31, 1997
                    --------------------------------------------

                     UNITS       AMOUNT      UNITS       AMOUNT
                    -------      ------      -----       ------
Balance at
  beginning of
  year              124,714   $12,275,509   139,945  $11,403,341

Purchases and
  transfers           1,559       154,605     2,945      268,272

Net investment
  income*                 -        21,210         -       78,354

Net realized gain
  from investment
  transactions*           -       427,513         -      451,738

Net unrealized
  appreciation
  of investments*         -     2,367,021         -    1,709,736

Withdrawals         (16,377)   (1,725,151)  (18,176)  (1,636,104)

Reimbursement
  for contract
  guarantees*             -             -         -          172
                    --------------------------------------------
Balance at end
 of year            109,896   $13,520,707   124,714  $12,275,509
                    --------------------------------------------
                    --------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments was as follows:

                                        DECEMBER 31
                                    1998            1997
                               -----------------------------


Gross unrealized appreciation    $7,670,674      $5,387,633

Gross unrealized depreciation             -          89,191
                               -----------------------------
   Net unrealized
     appreciation of             $7,670,674      $5,298,442
     investments
                               -----------------------------
                               -----------------------------

NOTE H-SUBSEQUENT EVENT

The Fund's Board of Managers has approved resolutions whereby Contract Owners will be asked during 1999 to approve a reorganization under which the Fund, together with Franklin Life Variable Annuity Fund B and Franklin Life Money Market Variable Annuity Fund C, will be restructured into a unit investment trust investing exclusively in shares of specified mutual fund portfolios. Contract Owners will be provided with a proxy statement describing the reorganization in detail.

NOTE I-YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. The Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including The Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of The Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose The Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, substantially all of The Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

     THIRD PARTY RELATIONSHIPS. The Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) The Franklin and include organizations with which The Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that The Franklin exercises less, or no, control over Year 2000 readiness. The Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to The Franklin. A more detailed evaluation will be completed during first quarter 1999 as part of The Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, The Franklin's testing activities will extend through 1999.

     CONTINGENCY PLANS. The Franklin has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, The Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on The Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and The Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of The Franklin's internal systems is not completed on a timely basis (due to non-performance by significant third party-vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing The Franklin's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on The Franklin's operations following the turn of the century.

     COSTS. Through December 31, 1998, The Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. These costs are not passed to the Fund. The cost of activities related to Year 2000 readiness has not had a material adverse effect on The Franklin's results of operations or financial condition. In addition, The Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with The Franklin's normal accounting policies.

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                            SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)



                                                                          YEAR ENDED DECEMBER 31
                                                         1998         1997        1996        1995        1994
                                                      -------------------------------------------------------------
Investment income                                        $1.720      $1.910      $1.685      $1.948      $1.408
Expenses                                                  1.537       1.312       1.090        .875        .773
                                                      -------------------------------------------------------------
Net investment income                                     0.183        .598        .595       1.073        .635
Net realized and unrealized gain (loss) on               24.419      16.346      11.690      14.139       (.240)
investments
                                                      -------------------------------------------------------------
Net increase in accumulation unit value                  24.602      16.944      12.285      15.212        .395
Accumulation unit value:
  Beginning of year                                      98.429      81.485      69.200      53.988      53.593
                                                      -------------------------------------------------------------
  End of year                                          $123.031     $98.429     $81.485     $69.200     $53.988
                                                      -------------------------------------------------------------
                                                      -------------------------------------------------------------


Ratio of expenses to average net assets                   1.44%       1.44%       1.44%       1.44%       1.44%
Ratio of net investment income to average net assets       .17%        .66%        .79%       1.76%       1.18%
Portfolio turnover rate                                   1.42%        .70%       4.77%      14.66%      88.99%
Number of accumulation units outstanding at end of      109,896     124,714     139,945     150,474     172,507
year
-------------------------------------------------------------------------------------------------------------------



                  MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

       Matter                                    Votes:

--------------------           ------------------------------------------
                                 For             Against          Abstain
                               -------          --------          -------

Election of
Robert G. Spencer as
Member, Board of Managers       52,846           683                  0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers       52,751           778                  0

Election of
James W. Voth as
Member, Board of Managers       52,846           683                  0

Election of
Clifford L. Greenwalt as
Member, Board of Managers       52,846           683                  0

Ratification of Selection
of Ernst & Young LLP as
independent auditors            52,200           573                756


                         REPORT OF INDEPENDENT AUDITORS

                            -------------------------


Board of Directors
    and Shareholder
The Franklin Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Franklin Life Insurance Company (an indirect wholly-owned subsidiary of American General Corporation) (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity, cash flows, and comprehensive income for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Franklin Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                                               Ernst & Young LLP







Chicago, Illinois
February 16, 1999

                       THE FRANKLIN LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENT OF INCOME
                                  (In millions)

                                                                      FOR THE YEARS ENDED DECEMBER 31
                                                                1998               1997               1996
                                                          --------------------------------------------------------
Revenues
   Premiums and other considerations                      $        344.1   $          370.2     $         418.6
   Net investment income                                           545.0              518.6               521.5
   Realized investment gains (losses)                               (2.7)              12.8                 2.5
   Other                                                            99.4               75.8                68.3
                                                          --------------------------------------------------------

        Total revenues                                             985.8              977.4             1,010.9

 Benefits and expenses
   Insurance and annuity benefits
        Death claims and other policy benefits                     259.0              255.3               252.6
        Investment-type contracts                                  159.8              169.4               173.3
        Dividends to policyholders                                  85.3               86.3                81.9
   Change in policy reserves                                        28.7               54.6                95.9
   Operating costs and expenses                                     23.8               33.5                35.7
   Commissions                                                     120.2              106.5               110.2
   Amortization of deferred policy acquisition costs                22.0               11.5                10.7
   Change in cost of insurance purchased                            60.4               45.3                51.1
   Litigation settlement                                            71.1                -                   -
                                                          --------------------------------------------------------

        Total benefits and expenses                                830.3              762.4               811.4
                                                          --------------------------------------------------------

Income before income tax expense                                   155.5              215.0               199.5
Income tax expense
   Current                                                          72.3               74.8                94.7
   Deferred benefit                                                (18.7)              (0.4)              (25.3)
                                                          --------------------------------------------------------

        Total income tax expense                                    53.6               74.4                69.4
                                                          --------------------------------------------------------

Net income                                                $        101.9   $          140.6     $         130.1
                                                          --------------------------------------------------------
                                                          --------------------------------------------------------


                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  (In millions)


                                                                                                 AT DECEMBER 31
                                      ASSETS                                               1998                 1997
                                                                                    ------------------------------------------
Investments
   Fixed maturity securities(amortized cost: $4,999.8; $5,157.7)                    $      5,484.9        $     5,615.2
   Mortgage loans on real estate                                                             528.8                621.6
   Equity securities (cost: $0.0, $1.1)                                                        2.3                  4.4
   Policy loans                                                                              340.9                332.7
   Other long-term investments                                                                57.4                 46.3
   Short-term investments                                                                     74.6                 25.9
                                                                                    ------------------------------------------
     Total investments                                                                     6,488.9              6,646.1

Cash                                                                                          26.6                 13.6
Accrued investment income                                                                     93.1                100.3
Intercompany receivable                                                                      117.0                116.4
Preferred stock of affiliates, at cost                                                         8.5                  8.5
Receivable from brokers                                                                       12.7                 26.5
Receivable from agents, less allowance ($4.3; $4.3)                                           14.4                 14.4
Amounts recoverable from reinsurers                                                           30.5                 41.5
Deferred policy acquisition costs                                                            143.0                111.7
Cost of insurance purchased                                                                  228.5                303.9
Property and equipment, at cost, less accumulated depreciation
   ($10.9; $10.2)                                                                             30.1                 23.4
Other assets                                                                                  28.3                 27.4
Assets held in Separate Accounts                                                             460.0                239.6
                                                                                    ------------------------------------------

     Total assets                                                                   $      7,681.6        $     7,673.3
                                                                                    ------------------------------------------
                                                                                    ------------------------------------------



                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (CONTINUED)
                        (In millions, except share data)



                                                                                                 AT DECEMBER 31
                                    LIABILITIES                                            1998                 1997
                                                                                    ------------------------------------------
Insurance and annuity liabilities
    Life, annuity and accident and health reserves                                  $      2,903.9          $     2,882.8
    Policy and contract claims                                                                29.7                   34.4
    Investment-type contract deposits and dividend accumulations                           2,740.0                2,907.6
    Participating policyholders' interests                                                   210.3                  211.4
    Other                                                                                     52.7                   50.7
Income taxes
    Current                                                                                   (5.8)                   2.2
    Deferred                                                                                 (12.2)                   4.5
Intercompany payables                                                                         34.2                    0.5
Accrued expenses and other liabilities                                                       107.8                  109.6
Liabilities related to Separate Accounts                                                     460.0                  239.6
                                                                                    ------------------------------------------

      Total liabilities                                                                    6,520.6                6,443.3

                               SHAREHOLDER'S EQUITY
Common stock ($2  par value; 30,000,000 shares authorized,
    21,002,000 shares issued and outstanding)                                                 42.0                   42.0
Paid-in capital                                                                              923.1                  886.1
Accumulated other comprehensive income                                                       157.9                  150.8
Retained earnings                                                                             38.0                  151.1
                                                                                    ------------------------------------------

      Total shareholder's equity                                                           1,161.0                1,230.0
                                                                                    ------------------------------------------

      Total liabilities and shareholder's equity                                    $      7,681.6          $     7,673.3
                                                                                    ------------------------------------------
                                                                                    ------------------------------------------


                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                                  (In millions)


                                                                           FOR THE YEARS ENDED DECEMBER 31
                                                                        1998               1997               1996
                                                                 --------------------------------------------------------

Common stock, balance at beginning and end of year               $         42.0      $         42.0      $         42.0
                                                                 --------------------------------------------------------

Paid-in capital
    Balance at beginning of year                                          886.1               886.1               884.3
    Capital contribution                                                   40.1                 -                   -
    Expenses paid by Franklin on behalf of AGC                             (3.1)                -                   -
    Paid in during the year                                                 -                   -                   1.8
                                                                 --------------------------------------------------------

    Balance at end of year                                                923.1               886.1               886.1
                                                                 --------------------------------------------------------

Retained earnings
    Balance at beginning of year                                          151.1                78.5                48.4
    Net income                                                            101.9               140.6               130.1
    Dividends paid to parent                                             (215.0)              (68.0)             (100.0)
                                                                 --------------------------------------------------------

    Balance at end of year                                                 38.0               151.1                78.5
                                                                 --------------------------------------------------------

Accumulated other comprehensive income
       Balance at beginning of year                                       150.8               106.6               187.5
       Change in net unrealized gains (losses) on securities                7.1                44.2               (80.9)
                                                                 --------------------------------------------------------

       Balance at end of year                                             157.9               150.8               106.6
                                                                 --------------------------------------------------------

Total shareholder's equity at end of year                        $      1,161.0      $      1,230.0      $      1,113.2
                                                                 --------------------------------------------------------
                                                                 --------------------------------------------------------




                 CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
                                  (In millions)

                                                                             FOR THE YEARS ENDED DECEMBER 31
                                                                        1998                1997               1996
                                                                 ---------------------------------------------------------

Net income                                                       $       101.9       $        140.6      $        130.1
Other comprehensive income
  Gross change in unrealized gains (losses) on securities
     (pretax: $8.3; $73.7; $(118.9))                                       5.4                 47.9               (77.3)
  Less: gains (losses) realized in net income
     (pretax: $(2.6); $5.7; $5.6)                                         (1.7)                 3.7                 3.6
                                                                 ---------------------------------------------------------
     Change in net unrealized gains (losses) on
       securities (pretax: $10.7; $68.1; $(124.5))                         7.1                 44.2               (80.9)
                                                                 ---------------------------------------------------------

         Comprehensive income                                    $       109.0       $        184.8      $         49.2
                                                                 ---------------------------------------------------------
                                                                 ---------------------------------------------------------


                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (In millions)

                                                                                  FOR THE YEARS ENDED DECEMBER 31
                                                                              1998              1997              1996
                                                                       -------------------------------------------------------
Operating activities
   Net income                                                          $       101.9     $       140.6      $       130.1
   Reconciling adjustments
     Insurance liabilities                                                      25.4              33.4              121.5
     Deferred policy acquisition costs                                         (34.4)            (40.4)             (45.5)
     Investment (gains) losses                                                   7.2              (6.1)              (4.7)
     Investment write-downs and change in reserves                              (4.5)             (6.7)               2.2
     Cost of insurance purchased and intangibles                                60.4              45.3               51.1
     Interest credited, net of charges on investment
       contract deposits                                                        76.9              92.5              103.2
     Other, net                                                                 (7.4)             (5.4)            (107.9)
                                                                       -------------------------------------------------------

       Net cash provided by operating activities                               225.5             253.2              250.0
                                                                       -------------------------------------------------------

Investing activities
   Investment purchases
     Available-for-sale                                                       (639.8)           (891.8)          (5,479.1)
     Other investments                                                         (90.7)           (125.2)            (122.6)
   Investment calls, maturities and sales
     Available-for-sale                                                        918.5             978.0            5,526.3
     Other investments                                                         127.8              70.7               65.1
   Net increase in short-term investments                                      (48.7)            (17.4)              (8.5)
   Net additions to property and equipment                                     (10.0)             (6.7)              (4.6)
                                                                       -------------------------------------------------------

     Net cash provided by (used for) investing activities                      257.1               7.6              (23.4)
                                                                       -------------------------------------------------------

Financing activities
   Policyholder account deposits                                               257.3             194.5              165.3
   Policyholder account withdrawals                                           (508.8)           (389.8)            (297.1)
   Expenses paid by Franklin on behalf of AGC                                   (3.1)              -                  -
   Additional capital contribution                                               -                 -                  1.8
   Proceeds from intercompany borrowings                                        75.8             230.4               62.0
   Repayments of intercompany borrowings                                       (75.8)           (230.4)             (62.1)
   Dividend payments                                                          (215.0)            (68.0)            (100.0)
                                                                       -------------------------------------------------------

     Net cash used for financing activities                                   (469.6)           (263.3)            (230.1)
                                                                       -------------------------------------------------------

     Net increase (decrease) in cash                                            13.0              (2.5)              (3.5)
Cash at beginning of year                                                       13.6              16.1               19.6
                                                                       -------------------------------------------------------

Cash at end of year                                                    $        26.6     $        13.6      $        16.1
                                                                       -------------------------------------------------------
                                                                       -------------------------------------------------------


                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

1.1  NATURE OF OPERATIONS

     The Franklin Life Insurance Company (Franklin) and its subsidiaries, headquartered in Springfield, Illinois, provide life insurance and annuity products to middle-income customers throughout the United States. Franklin serves this customer base through 2,900 agents.

1.2  PREPARATION OF FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Franklin, and its subsidiaries, The American Franklin Life Insurance Company (AMFLIC) and Franklin Financial Services Corporation (FFSC), a broker dealer. Franklin is an indirect, wholly-owned subsidiary of American General Corporation (AGC). All material intercompany transactions have been eliminated in consolidation.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  INVESTMENTS

     FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 1998 and 1997. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its fair value, and the reduction is recorded as a realized loss.

     MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all loans for which management has a concern, based on management's assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

     Loans for which Franklin determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. Franklin generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

     POLICY LOANS. Policy loans are reported at unpaid principal balance.

     INVESTMENT INCOME. Interest on fixed maturity securities, policy loans and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

     Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.3  INVESTMENTS (CONTINUED)

     OTHER LONG TERM INVESTMENTS. Other long term investments represent investments in joint ventures and limited partnerships and are reported on the equity method.

     REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.4  SEPARATE ACCOUNTS

     Separate Accounts are assets and liabilities associated with certain life and annuity contracts for which the investment risk lies predominantly with the contract holder. Therefore, Franklin's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statement of income. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share. Franklin administers three Separate Accounts for variable annuity contracts. AMFLIC administers three Separate Accounts in connection with the issuance of its variable universal life and variable annuity products.


1.5  DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The interest assumption used to compute estimated gross profits with respect to participating life insurance contracts was 7.75% at December 31, 1998, 1997 and 1996, respectively. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

     Franklin reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.6  COST OF INSURANCE PURCHASED (CIP)

     The cost assigned to certain insurance contracts in force at January 31, 1995, the date of AGC's acquisition of Franklin, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 7.0% to 8.5%. The amortization of CIP is charged to expense and CIP is also adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. Franklin reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7  INSURANCE AND ANNUITY LIABILITIES

     Substantially all of Franklin's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by Franklin during the contract period.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.7  INSURANCE AND ANNUITY LIABILITIES (CONTINUED)

     For interest-sensitive life insurance and insurance investment contracts, reserves equal the sum of the policy account balances and deferred revenue charges. Reserves for non-participating long-duration life insurance contracts are calculated using the net level premium method based on estimates of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, or payment of an endowment. Interest assumptions used to compute reserves for non-participating long-duration contracts ranged from 2.0% to 8.5% at December 31, 1998.

     Reserves for participating long-duration life insurance contracts are calculated using the net level premium method using the nonforfeiture interest rate and mortality table of the applicable insurance contracts.

1.8  PREMIUM RECOGNITION

     Receipts for annuities and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that are designed to compensate Franklin for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

     For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due.

1.9  PARTICIPATING LIFE INSURANCE

     Participating life insurance contracts contain dividend payment provisions that entitle the policyholders to participate in the earnings of the contracts. Participating life insurance accounted for 44% and 46% of life insurance in force at December 31, 1998 and 1997, respectively, and 76%, 70%, and 62% of premiums and other considerations for the years ended December 31, 1998, 1997, and 1996, respectively.

     The portion of earnings allocated to participating policyholders that cannot be expected to inure to Franklin's shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings.


1.10 REINSURANCE

     Franklin limits its exposure to loss on any single insured to $2.1 million by ceding additional risks through reinsurance contracts with other insurers. Franklin diversifies its risk of reinsurance loss by using a number of reinsurers that have strong financial strength ratings. If a reinsurer could not meet its obligations, Franklin remains liable. The likelihood of a material reinsurance liability not being met by a reinsurer is considered to be remote.

     A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $16.4 million, $41.5 million, and $67.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. The amount of reinsurance receivable (payable) on paid and unpaid losses was $2.2 million and ($0.5) million at December 31, 1998 and 1997, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.10 REINSURANCE (CONTINUED)

     Reinsurance premiums included/(excluded) from premiums and other considerations were as follows for the years ended December 31:

     In millions                                             1998                    1997                   1996
     --------------------------------------------------------------------------------------------------------------------
     Direct premiums and other considerations       $        360.5               $  415.3                  $  491.5
     Reinsurance assumed                                      12.5                    8.3                      15.9
     Reinsurance ceded                                       (28.9)                 (53.4)                    (88.8)
                                                    ---------------------------------------------------------------------

     Premiums and other considerations              $        344.1               $  370.2                  $  418.6
                                                    ---------------------------------------------------------------------
                                                    ---------------------------------------------------------------------

1.11 INCOME TAXES

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

     A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgement about the realizability of the related deferred tax asset is included in net income. A change in deferred taxes related to fluctuations in the fair value of available-for-sale securities is included in accumulated other comprehensive income within shareholder's equity.

1.12 RECLASSIFICATION

     Certain prior year amounts have been reclassified to conform to the 1998 presentation.

1.13 ACCOUNTING CHANGES

     COMPREHENSIVE INCOME. During 1998, Franklin adopted Statement of Financial Accounting Standards (SFAS) 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Franklin elected to report comprehensive income and its components in a separate statement of comprehensive income. Adoption of this statement did not change recognition or measurement of net income and, therefore, did not impact the consolidated results of operations or financial position.

     DERIVATIVES. In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as income or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material impact on Franklin's consolidated results of operations or financial position.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2.   INVESTMENTS

2.1  FIXED MATURITY AND EQUITY SECURITIES

     VALUATION. Amortized cost and fair value of fixed maturity and equity securities were as follows:


                                                                           DECEMBER 31, 1998
                                                  ---------------------------------------------------------------------
                                                      Cost or            Gross            Gross
                                                     Amortized        Unrealized        Unrealized          Fair
     In millions                                        Cost             Gains            Losses           Value
     ------------------------------------------------------------------------------------------------------------------
     Fixed maturity securities
         Corporate bonds
           Investment  grade                       $     2,769.4    $        254.0    $         6.1     $     3,017.3
           Below investment grade                          323.9              14.2              5.6             332.5
         Public utilities                                  868.1             131.5              -               999.6
         Mortgage-backed                                   768.8              68.9              -               837.7
         Foreign governments                                77.4              13.8              0.2              91.0
         U.S. government                                   179.9              13.9              -               193.8
         States/political subdivisions                      12.3               0.7              -                13.0
                                                ----------------------------------------------------------------------------
             Total fixed maturity securities       $     4,999.8    $        497.0    $        11.9     $     5,484.9
                                                ----------------------------------------------------------------------------
                                                ----------------------------------------------------------------------------
     Equity securities                             $         0.0    $          2.3    $         -       $         2.3
                                                ----------------------------------------------------------------------------
                                                ----------------------------------------------------------------------------

                                                                                 DECEMBER 31, 1997
                                                    ----------------------------------------------------------------------------
                                                           Cost or              Gross              Gross
                                                          Amortized           Unrealized        Unrealized           Fair
     In millions                                            Cost                Gains             Losses            Value
     -----------------------------------------------------------------------------------------------------------------------
     Fixed maturity securities
         Corporate bonds
            Investment grade                      $      2,845.2       $        228.9     $       0.3       $     3,073.8
            Below investment grade                         307.8                 13.7             1.1               320.4
         Public utilities                                  972.3                116.1             -               1,088.4
         Mortgage-backed                                   750.7                 67.4             0.1               818.0
         Foreign governments                                90.0                 15.4             0.4               105.0
         U.S. government                                   186.7                 17.7             -                 204.4
         States/political subdivisions                       4.8                  0.2             -                   5.0
         Redeemable preferred stocks                         0.2                  -               -                   0.2
                                                ----------------------------------------------------------------------------

             Total fixed maturity securities      $      5,157.7       $        459.4     $       1.9       $     5,615.2
                                                ----------------------------------------------------------------------------
                                                ----------------------------------------------------------------------------

     Equity securities                            $          1.1       $          3.3     $       -         $         4.4
                                                ----------------------------------------------------------------------------
                                                ----------------------------------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.1  FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

     NET UNREALIZED GAINS ON SECURITIES. Net unrealized gains on fixed maturity and equity securities included in accumulated other comprehensive income at December 31 were as follows:


     In millions                                                   1998                       1997
     --------------------------------------------------------------------------------------------------------
     Gross unrealized gains                            $              499.3         $            462.7
     Gross unrealized losses                                          (11.9)                      (1.9)
     DPAC  fair value adjustment                                      (13.0)                     (10.4)
     CIP fair value adjustment                                       (228.6)                    (215.7)
     Participating policyholders' interest                             (2.9)                      (2.5)
     Deferred federal income taxes                                    (85.0)                     (81.4)
                                                       ------------------------------------------------------

     Net unrealized gains on securities                $              157.9         $            150.8
                                                       ------------------------------------------------------
                                                       ------------------------------------------------------

     MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1998 were as follows:


                                                                                Amortized               Fair
     In millions                                                                  Cost                 Value
     ----------------------------------------------------------------------------------------------------------
     Fixed maturity securities, excluding mortgage-backed
     securities, due
          In one year or less                                           $        138.7       $        140.4
          In years two through five                                              924.8                991.5
          In years six through ten                                             1,864.4              2,011.6
          After ten years                                                      1,303.1              1,503.7
     Mortgage-backed securities                                                  768.8                837.7
                                                                      -----------------------------------------

          Total fixed maturity securities                               $      4,999.8       $      5,484.9
                                                                      -----------------------------------------
                                                                      -----------------------------------------

     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.2  MORTGAGE LOANS ON REAL ESTATE

     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, Franklin requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. At December 31, the mortgage loan portfolio was distributed as follows:



      In millions                                           1998                      1997
      ------------------------------------------------------------------------------------------------
      Geographic distribution
           East North Central                      $          109.2        $          119.6
           East South Central                                  30.0                    36.2
           Mid Atlantic                                        31.4                    35.5
           Mountain                                            45.3                    53.5
           New England                                         20.7                    22.5
           Pacific                                             83.0                    99.5
           South Atlantic                                     137.5                   175.2
           West North Central                                  30.7                    34.3
           West South Central                                  44.7                    53.5
           Allowance for losses                                (3.7)                   (8.2)
                                                   ---------------------------------------------------

              Total                                $          528.8        $          621.6
                                                   ---------------------------------------------------
                                                   ---------------------------------------------------
      Property type
           Retail                                  $          299.1        $          333.5
           Office                                             115.4                   131.9
           Industrial                                          59.7                   996.7
           Residential and other                               58.3                    67.7
           Allowance for losses                                (3.7)                   (8.2)
                                                   ---------------------------------------------------

              Total                                $          528.8        $          621.6
                                                   ---------------------------------------------------
                                                   ---------------------------------------------------

     ALLOWANCE. Activity in the allowance for mortgage loan losses was as follows:



     In millions                                       1998                 1997                1996
     --------------------------------------------------------------------------------------------------------
     Balance at beginning of year                 $        8.2       $       14.9         $         12.7
      Net change in allowance *                           (4.5)              (6.7)                   2.2
                                                -------------------------------------------------------------

      Balance at end of year                      $        3.7       $        8.2         $         14.9
                                                -------------------------------------------------------------
                                                -------------------------------------------------------------


     *      Charged to realized investment gains (losses).

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.2  MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

     IMPAIRED LOANS. The carrying value of impaired mortgage loans on real estate and related interest income were as follows as of and for the years ended December 31:

     In millions                                1998                  1997                  1996
     -----------------------------------------------------------------------------------------------------
     Impaired loans
          With allowance *                $        3.6          $        8.0           $       21.4
          Without allowance                         .3                   8.1                    -
                                        ------------------------------------------------------------------

             Total impaired loans         $        3.9          $       16.1           $       21.4
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------

     Average investment                   $       10.0          $       18.8           $       22.3
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------

     Interest income earned               $        1.2          $        0.8           $        1.5
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------

     * Represents gross amounts before allowance for mortgage loan losses of $0.6 million, $3.0 million, and $4.9 million at December 31, 1998, 1997, and 1996, respectively.

2.3  INVESTMENT INCOME

     Income by type of investment was as follows:

     In millions                                     1998                 1997                 1996
     -------------------------------------------------------------------------------------------------------
     Fixed maturity securities               $         458.3      $         435.5      $          434.6
     Mortgage loans on real estate                      56.7                 58.3                  58.8
     Policy loans                                       20.2                 19.3                  18.9
     Other investments                                  16.3                  9.5                  13.5
                                             ---------------------------------------------------------------
     Gross investment income                           551.5                522.6                 525.8
     Investment expense                                  6.5                  4.0                   4.3
                                             ---------------------------------------------------------------
     Net investment income                   $         545.0      $         518.6       $         521.5
                                             ---------------------------------------------------------------
                                             ---------------------------------------------------------------

     The carrying value of investments that produced no investment income during 1998 totaled $16.4 million, or less than 1% of total invested assets at December 31, 1998. The ultimate disposition of these assets is not expected to have a material effect on Franklin's consolidated results of operations or financial position.

2.4  REALIZED INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses), net of DPAC and CIP amortization were as follows:

     In millions                                               1998               1997               1996
     ------------------------------------------------------------------------------------------------------------
     Fixed maturity securities
         Gross gains                                    $           2.8      $         15.4     $         25.0
         Gross losses                                              (4.5)               (6.2)             (17.6)
                                                        --------------------------------------------------------
            Total fixed maturity securities                        (1.7)                9.2                7.4
                                                        --------------------------------------------------------
     Equity securities
         Gross gains                                                0.5                 1.0                1.8
                                                        --------------------------------------------------------
            Total equity securities                                 0.5                 1.0                1.8
                                                        --------------------------------------------------------
     Other                                                         (1.5)                2.6               (6.7)
                                                        --------------------------------------------------------
            Realized investment gains (losses)          $          (2.7)     $         12.8     $          2.5
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2.4  REALIZED INVESTMENT GAINS (LOSSES) (CONTINUED)

     Voluntary sales of investments resulted in the following realized gains (losses):


                                                                                                Realized
                                                                                   ------------------------------------
         In millions                           Category               Proceeds          Gains            Losses
         --------------------------------------------------------------------------------------------------------------
                     1998             AVAILABLE-FOR-SALE          $       236.7    $       2.6     $        3.3
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                     1997             Available-for-sale          $       525.8    $       6.0     $        3.1
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                     1996             Available-for-sale          $       807.0    $      21.8     $       15.4
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------


2.5  INVESTMENTS ON DEPOSIT

     At December 31, 1998 and 1997, bonds and other investments with a carrying value of $19.0 million and $19.3 million, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.6  INVESTMENT RESTRICTIONS

     Franklin is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1998 and 1997, Franklin's largest investment in any one entity other than U.S. government obligations and related party amounts was $60.7 million and $62.8 million, respectively.

3.   DEFERRED POLICY ACQUISITION COSTS (DPAC)

     Activity in DPAC was as follows:


     In millions                                                 1998                 1997                  1996
     ---------------------------------------------------------------------------------------------------------------------
     Balance at January 1                                 $        111.7      $         82.0        $        47.5
     Deferrals                                                      56.4                51.9                 56.2
     Amortization                                                  (22.0)              (11.5)               (10.7)
     Effect of unrealized (gains) losses on securities
                                                                    (2.6)              (10.0)                11.3
     Effect of realized investment gains                            (0.5)               (0.7)                (0.4)
     Other                                                           -                   -                  (21.9)
                                                         -----------------------------------------------------------------

     Balance at December 31                               $        143.0      $        111.7        $        82.0
                                                         -----------------------------------------------------------------
                                                         -----------------------------------------------------------------

4.   COST OF INSURANCE PURCHASED (CIP)

     Activity in CIP was as follows:

     In millions                                                 1998                  1997                1996
     ------------------------------------------------------------------------------------------------------------------
     Balance at January 1                                $        303.9        $       407.8         $       353.0
     Interest accretion                                            43.6                 47.3                  51.8
     Additions                                                     13.1                 15.1                  13.6
     Amortization                                                (117.1)              (107.7)               (116.5)
     Effect of unrealized (gains) losses on
     securities                                                   (12.9)               (54.8)                109.1
     Effect of realized investment gains                           (2.1)                (3.8)                 (3.2)
                                                         --------------------------------------------------------------

     Balance at December 31                              $        228.5        $       303.9         $       407.8
                                                         --------------------------------------------------------------
                                                         --------------------------------------------------------------


     CIP amortization, net of interest accretion and additions, expected to be recorded in each of the next five years is $40.4 million, $36.4 million, $32.9 million, $29.9 million and $27.2 million.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.   INCOME TAXES

     Franklin files a life/life consolidated return which includes Franklin and AMFLIC. FFSC, files a separate return. The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of each subsidiary under this agreement shall not exceed the amount such subsidiary would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

     A reconciliation between the federal statutory income tax rate and the effective income tax rate follows:

                                                          1998                1997               1996
                                                  -----------------------------------------------------------
     Federal income tax rate                               35.0     %           35.0     %        35.0    %
     State taxes, net                                       1.8                  0.9               0.3
     Tax-exempt investment income                          (1.2)                (0.5)             (0.7)
     Other                                                 (1.1)                (0.8)              0.2
                                                  -----------------------------------------------------------

     Effective tax rate                                    34.5     %           34.6    %         34.8    %
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------


5.1  DEFERRED TAXES

     Components of deferred tax liabilities and assets at December 31, were as follows:


     In millions                                                    1998                  1997
     ---------------------------------------------------------------------------------------------------
     Deferred tax liabilities, applicable to:
           Basis differential of investments                $          143.6       $         122.8
           DPAC and CIP                                                 80.7                  98.6
           Other                                                         7.0                  10.2
                                                            --------------------------------------------
              Total deferred tax liabilities                           231.3                 231.6

     Deferred tax assets, applicable to:
           Policy reserves                                            (126.4)               (124.5)
           Participating policyholders' interests                      (73.6)                (74.0)
           Postretirement benefits                                      (3.2)                 (3.4)
           Basis differential of investments                            (5.8)                 (7.5)
           Litigation settlement costs                                 (23.8)                  -
           Other                                                       (10.7)                (17.7)
                                                            --------------------------------------------

              Total deferred tax assets                               (243.5)               (227.1)
                                                            --------------------------------------------

     Net deferred tax liability (asset)                     $          (12.2)      $           4.5
                                                            --------------------------------------------
                                                            --------------------------------------------

         Franklin expects adequate future taxable income to realize the deferred tax assets. Accordingly, no valuation allowance is considered necessary.

         A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $200 million at December 31, 1998. At current corporate income tax rates, the maximum amount of tax on such income is approximately $70 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.2  TAXES PAID

     Federal income taxes paid for the years ended December 31, 1998, 1997 and 1996, were $76 million, $77 million, and $74 million, respectively. State income taxes paid for the years ended December 31, 1998, 1997 and 1996, were $4 million, $2 million, and $2 million, respectively.

6.   BENEFIT PLANS

6.1  PENSION PLANS

     On January 1, 1996, Franklin's existing defined benefit pension plan (The Franklin Plan) was merged with the plan sponsored by AGC (the AGC Plan). The AGC Plan is a non-contributory defined benefit plan covering most Franklin employees. Pension benefits are based on the participant's compensation and length of credited service.

     At December 31, 1998, 66% of the AGC Plan assets were invested in equity securities and 32% were invested in fixed income mutual funds managed by a subsidiary of the company. Additionally, 1% of AGC Plan assets were invested in general investment accounts of AGC's subsidiaries through deposit administration insurance contracts. The benefit plans have purchased annuity contracts from AGC's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to retirees of approximately $52 million.

     The components of pension expense and underlying assumptions were as follows:


     In millions                                              1998            1997            1996
     ---------------------------------------------------------------------------------------------------
     Service cost                                        $      0.9      $      0.7     $        0.8
     Interest cost                                              2.4             1.9              2.0
     Expected return on plan assets                            (3.9)           (8.4)            (7.8)
     Amortization and deferred gain                             -               5.0              4.6
                                                         -----------------------------------------------
         Pension income                                  $     (0.6)     $     (0.8)    $       (0.4)
                                                         -----------------------------------------------
     Discount rate on benefit obligation                        7.0    %        7.25  %          7.5  %
     Rate of increase in compensation levels                    4.25   %        4.0   %          4.0  %
     Expected long-term rate of return on plan assets          10.25   %       10.0   %         10.0  %

     AGC's funding policy is to contribute annually no more than the maximum deductible for Federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

         In millions                                               1998                 1997                1996
         ---------------------------------------------------------------------------------------------------------------
         Projected benefit obligation (PBO)                $           35.7     $          28.2      $          27.2
         Plan assets at fair value                                     49.0                43.8                 35.5
                                                           -------------------------------------------------------------
         Plan assets at fair value in excess of PBO                    13.3                15.6                  8.3
         Other unrecognized items-net                                  (0.7)               (3.5)                 3.0
                                                           -------------------------------------------------------------
         Prepaid pension expense                           $           12.6     $          12.1      $          11.3
                                                           -------------------------------------------------------------
                                                           -------------------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     Under the AGC Voluntary Employee Benefit Account Plan (VEBA), Franklin has life, medical, supplemental major medical and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. Franklin has reserved the right to change or eliminate these benefits at any time.

     The life plans are insured through December 31, 1999. The majority of the retiree medical and dental plan is unfunded and self-insured. The accrued liability for postretirement benefits was $9.3 million, $9.8 million, and $11.5 million at December 31, 1998, 1997, and 1996, respectively. These liabilities were discounted at the same rates used for the pension plans. Postretirement benefit expense was $0.6 million for the year ended December 31, 1998 and $0.8 million for the years ended December 31, 1997 and 1996.

7.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Carrying amounts and fair values for certain of Franklin's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of Franklin's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                                     1998                                 1997
                                                    --------------------------------------------------------------------------
                                                         Carrying            Fair            Carrying             Fair
         In millions                                      Amount            Value             Amount              Value
         ---------------------------------------------------------------------------------------------------------------------
         Assets
             Fixed maturity securities                $     5,484.9     $    5,484.9     $     5,615.2       $    5,615.2
             Mortgage loans on real estate                    528.8            560.3             621.6              659.4
             Equity securities                                  2.2              2.2               4.4                4.4
         Liabilities
             Insurance investment contracts           $     1,724.9     $    1,669.5     $     1,881.4       $    1,813.3
             Dividend accumulations                           796.2            796.2             780.1              780.1

     The following methods and assumptions were used to estimate the fair value of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate on policy loans was 6% in 1998 and 1997.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

     DIVIDEND ACCUMULATIONS. Fair value disclosed for dividend accumulations equals the amount of dividends payable on demand at the reporting date.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.   STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity for insurance companies. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices did not have a material effect on Franklin's statutory equity at December 31, 1998.

     At December 31, 1998 and 1997, Franklin had statutory shareholder's equity of $390.5 million and $521.0 million, respectively. Statutory net income was $129.8 million, $129.7 million, and $123.2 million for the years ended December 31, 1998, 1997, and 1996, respectively. At December 31, 1998 and 1997, Franklin's subsidiaries statutory shareholder's equity was reported as $32.7 million and $17.7 million. The subsidiaries statutory net loss was $2.6 million, $0.6 million, and $1.9 million for the years ended December 31, 1998, 1997, and 1996, respectively.

     Generally, Franklin is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans, or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1999, loans or advances in excess of $97.6 million and dividends in any twelve-month period aggregating in excess of $129.8 million will require the approval of the Illinois Insurance Department.

9.   CONSOLIDATED STATEMENT OF CASH FLOWS

     In addition to the cash activities shown in the consolidated statement of cash flows, the following transactions, occurred:

     In millions                                                1998                1997                 1996
     -----------------------------------------------------------------------------------------------------------------
     Interest added to annuity and other
           financial products                                $        159.8      $         169.4      $        173.3
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------

10.  RELATED PARTY TRANSACTIONS

     Franklin participates in a program of short-term borrowing with AGC to maintain its long-term commitments. Franklin borrowed $75.8 million and $230.4 million, and repaid $75.8 million and $230.4 million in 1998 and 1997, respectively. Interest was paid on the outstanding balances based on the rate as stipulated in the program.

     Franklin holds a 6.75% promissory note from AGCL for $116.0 million which matures in 2005. Franklin also holds $8.5 million of 8% non-voting preferred stock of American General Life Insurance Company.

     Franklin has entered into indefinite contracts with affiliates for the performance of all investment management services (American General Investment Management) as well as cost allocation agreements with the American General Shared Services Company. Total expenses under these agreements were $6.9 million, $2.5 million and $2.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

11.  LEGAL PROCEEDINGS

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. Franklin and AMFLIC are defendants in such purported class action lawsuits. In December, 1998, AGC announced that certain of its life insurance subsidiaries had entered into agreements to resolve substantially all of the material pending market conduct class action lawsuits. The settlements are not final until approved by the courts and any appeals are resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in the third quarter of 1999.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11.  LEGAL PROCEEDINGS (CONTINUED)

     In conjunction with the proposed resolution, Franklin and AMFLIC recorded a charge of $71.1 million ($47.3 million after taxes) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs. Also in December, 1998, Franklin entered into an agreement with AGC whereby Franklin assigned, and AGC assumed, all of the liabilities of Franklin related to the proposed resolution. As consideration for the assumption of the liabilities, Franklin agreed to pay AGC an amount equal to the statutory liabilities recorded with respect to the proposed resolution of the litigation in the amount of $71.1 million. To offset the reduction in retained earnings resulting from the market conduct charge, Franklin received a capital contribution in the amount of $40.1 million from AGC (via Franklin's parent, AGC Life) at December 31, 1998.

     In addition to the charges recorded in 1998, Franklin will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. The proposed settlements and related expenses are not expected to have a material adverse effect on Franklin's financial condition or business operations.

     Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on its results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

12.  GUARANTY FUND ASSESSMENTS

     Information about state guaranty fund assessments was as follows:


     In millions                                         1998                    1997                   1996
     ----------------------------------------------------------------------------------------------------------------
     Expense, included in operating costs
        and expenses                            $  1.9                  $  1.2                   $  0.7
     Liability for anticipated assessments         1.4                     3.6                      7.5
     Receivable for expected recoveries
        against future premium taxes               3.8                     7.4                     11.2

     Changes in state laws could decrease the amount recoverable against future premium taxes.

13.  YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. Franklin's ultimate parent, AGC, has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999. Franklin will continue to test its systems throughout 1999 to maintain Year 2000 readiness.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

13.  YEAR 2000 (UNAUDITED) (CONTINUED)

     THIRD PARTY RELATIONSHIPS. Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) Franklin and include organizations with which Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that Franklin exercises less, or no, control over Year 2000 readiness. Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to Franklin. A more detailed evaluation has been completed during the first quarter of 1999 as part of Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, Franklin's testing activities will extend through 1999.

     CONTINGENCY PLANS. Franklin and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and Franklin is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to non-performance by significant third party vendors, Franklin's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, or other unforeseen circumstances in completing Franklin's plans, the Year 2000 issues could have a material adverse impact on Franklin's operations following the turn of the century.

     COSTS. Through December 31, 1998, AGC and certain of its subsidiaries have incurred, and will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on AGC's or Franklin's results of operations or financial condition.

                                       PART C

                                 OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements

PART A: Per Unit Income and Changes in Accumulation Unit Value for the 10 years ended December 31, 1998.

PART B:

(1) Financial Statements of Franklin Life Variable Annuity Fund A (now Franklin Life Variable Annuity Fund) (the "Separate Account"):

       Report of Independent Auditors

       Audited Financial Statements:

       Statement of Assets and Liabilities, December 31, 1998

       Statement of Operations for the year ended December 31, 1998

       Statement of Changes in Net Assets for the two years ended December 31, 1998

       Notes to Financial Statements

(2)    Financial Statements of The Franklin Life Insurance Company:

       Report of Independent Auditors

       Audited Financial Statements:

       Statement of Operations for the years ended December 31, 1998, 1997 and 1996

       Balance Sheet, December 31, 1998 and 1997

       Statement of Shareholder's Equity for the years ended December 31, 1998, 1997 and 1996

       Statement of Cash Flows for the years ended December 31, 1998, 1997 and 1996

       Notes to Financial Statements

PART C:        None

(b)    Exhibits

1(a) Resolutions of the Board of Directors of The Franklin Life Insurance Company establishing the Separate Account are incorporated herein by reference to Exhibit 1 to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).


(b) Resolutions of the Board of Directors of The Franklin Life Insurance Company renaming the Separate Account.


2.     None

3.     (a)     Sales Agreement among The Franklin Life Insurance Company,
               Registrant and Franklin Financial Services Corporation dated
               January 31, 1995 is incorporated herein by reference to Exhibit
               7(a) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (b) Form of Agreement among The Franklin Life Insurance Company, Franklin Financial Services Corporation and agents is incorporated herein by reference to Exhibit 7(b) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

4.     (a)     Specimen copy of Form 1170, deferred periodic payment variable annuity contract is incorporated herein by reference to Exhibit
               6(a) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (b) Specimen copy of Form 1171, single payment deferred variable annuity contract is incorporated herein by reference to Exhibit 6(b) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (c) Specimen copy of Form 1172, single payment immediate life variable annuity contract is incorporated herein by reference to
               Exhibit 6(c) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (d) Specimen copy of Form 1173, single payment immediate life variable annuity contract with guaranteed period is incorporated herein by reference to Exhibit 6(d) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (e) Specimen copy of Form 1174, single payment immediate joint and last survivor life variable annuity contract is incorporated herein by reference to Exhibit 6(e) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (f) Specimen copy of endorsement to Forms 1170, 1171, 1172, 1173 and 1174 when such contracts are issued to variable annuitants in the State of Texas is incorporated herein by reference to Exhibit 6(f) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

       (g) Specimen copy of Form 1180, deferred periodic payment variable annuity contract.

       (h)     Waiver of Minimum Payment Provision in Form 1180.

       (i) Specimen copy of Form 1181, single payment deferred variable annuity contract.

       (j) Specimen copy of Form 1182, single payment immediate life variable annuity contract.

       (k) Specimen copy of Form 1183, single payment immediate life variable annuity contract with guaranteed period.

       (l) Specimen copy of Form 1184, single payment immediate joint and last survivor life variable annuity contract.

       (m) Specimen copy of endorsement to Forms 1180, 1181, 1182, 1183 and 1184 when such contracts are issued to variable annuitants in the State of Texas.

       (n) Specimen copy of Form 1175, periodic payment deferred variable annuity contract.

       (o) Specimen copy of Form 1176, single payment deferred variable annuity contract.

       (p) Specimen copy of Form 1177, single payment immediate life variable annuity contract.

       (q) Specimen copy of Form 1178, single payment immediate life variable annuity contract with guaranteed period.

       (r) Specimen copy of Form 1179, single payment immediate joint and last survivor life variable annuity contract.

       (s) Specimen copy of Form 4840 attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179.

       (t)     Specimen copy of Form 6012 for use as endorsement to Form 1175.

       (u) Specimen copy of Form 6275-A attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of Texas.

       (v) Specimen copy of Form 6296 attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of New Jersey.





5. The applications for the various forms of variable annuity contracts set forth in Exhibit 4 are included as parts of the respective contract forms.

6.     (a)     Certificate of Incorporation of the Franklin Life Insurance
               Company

       (b) Bylaws of the Franklin Life Insurance Company are incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-3, filed April 30, 1997 (File No. 2-36394).

7.     Not applicable.

8.     (a)     Administration Agreement between Franklin Life Variable Annuity
               Fund A and The Franklin Life Insurance Company dated June 30,
               1971 is incorporated herein by reference to Exhibit 13(a) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No.
               333-70813).

       (b) Agreement between The Franklin Life Insurance Company and Franklin Financial Services Corporation dated June 30, 1971 is incorporated herein by reference to Exhibit 13(b) to the Registrant's registration statement on Form N-14 filed with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

9.     Opinion re legality of securities


10.    (a)     Consent of independent auditors

       (b)     Consent of counsel

11.    Not applicable

12.    Not applicable

13.    Not applicable

14.    Not applicable

15.    Power of Attorney with respect to the Registration Statement.

ITEM 25.       DIRECTORS AND OFFICERS OF THE DEPOSITOR

Information as to the directors, executive officers of The Franklin Life Insurance Company is listed below.



                   (1)                                              (2)
     Name and Principal Business Address    Positions and Offices with Depositor
     -----------------------------------    ------------------------------------
        Robert M. Beuerlein                 Director, Senior Vice President-
                                            Actuarial/Financial and Treasurer

        Pauletta P. Cohn**                  Secretary

        Brady W. Creel                      Director, Senior Vice President and Chief
                                            Marketing Officer

        Barbara Fossum                      Senior Vice President

        Ross D. Friend**                    Senior Vice President and Chief Compliance Officer

        Rodney O. Martin, Jr.**             Director and Senior Chairman


        Jon P. Newton*                      Director and Vice Chairman

        Michael M. Nicholson                Director and President

        Gary D. Reddick**                   Vice Chairman and Director

        Richard W. Scott*                   Vice President and Chief Investment Officer

        William A. Simpson                  Director and Chief Executive Officer

        T. Clayton Spires                   Director, Corporate Tax

        Christian D. Weiss                  Director-Controller

        Diane S. Workman                    Vice President-Administration


       The principal business address of each individual with an asterisk next to his name is 2929 Allen Parkway, Houston, Texas 77019. The principal business address of each individual with two asterisks next to his name is 2727-A Allen Parkway, Houston, Texas 77019. The principal business address of each other individual is in care of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

       There is no person controlled by or under common control with Registrant.

       The Franklin Life Insurance Company is an indirect wholly owned subsidiary of American General Corporation ("AGC").

               SUBSIDIARIES OF AMERICAN GENERAL CORPORATION(1),(2),(3),(4),(5)

The following is a list of American General Corporation's subsidiaries as of December 31, 1998. All subsidiaries listed are corporations, unless otherwise indicated. Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly owned. Inactive subsidiaries are denoted by an asterisk (*).



                                                                               Jurisdiction of
                          Name                                                  Incorporation
------------------------------------------------------------------------      ---------------
AGC Life Insurance Company. . . . . . . . . . . . . . . . . . . . . . .        Missouri
   American General Life and Accident Insurance Company(6). . . . . . .        Tennessee
      American General Exchange, Inc. . . . . . . . . . . . . . . . . .        Tennessee
      Independent Fire Insurance Company. . . . . . . . . . . . . . . .        Florida
         American General Property Insurance Company of Florida . . . .        Florida
   American General Life Insurance Company(7) . . . . . . . . . . . . .        Texas
      American General Annuity Service Corporation  . . . . . . . . . .        Texas
      American General Life Companies . . . . . . . . . . . . . . . . .        Delaware
      American General Life Insurance Company of New York . . . . . . .        New York
         The Winchester Agency Ltd. . . . . . . . . . . . . . . . . . .        New York
      The Variable Annuity Life Insurance Company . . . . . . . . . . .        Texas
         PESCO Plus, Inc(15). . . . . . . . . . . . . . . . . . . . . .        Delaware
         American General Gateway Services, L.L.C(16) . . . . . . . . .        Delaware
         The Variable Annuity Marketing Company . . . . . . . . . . . .        Texas
         VALIC Investment Services Company  . . . . . . . . . . . . . .        Texas
         VALIC Retirement Services Company  . . . . . . . . . . . . . .        Texas
         VALIC Trust Company  . . . . . . . . . . . . . . . . . . . . .        Texas
   American General Property Insurance Company  . . . . . . . . . . . .        Tennessee
   The Franklin Life Insurance Company  . . . . . . . . . . . . . . . .        Illinois
      The American Franklin Life Insurance Company  . . . . . . . . . .        Illinois
      Franklin Financial Services Corporation . . . . . . . . . . . . .        Delaware
   HBC Development Corporation  . . . . . . . . . . . . . . . . . . . .        Virginia
   Templeton American General Life of Bermuda, Ltd(14). . . . . . . . .        Bermuda
   Western National Corporation . . . . . . . . . . . . . . . . . . . .        Delaware
      WNL Holding Corp. . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
         American General Annuity Insurance Company(8). . . . . . . . .        Texas
         American General Assignment Corporation. . . . . . . . . . . .        Texas
   AGA Brokerage Services, Inc. . . . . . . . . . . . . . . . . . . . .        Delaware
         AGA Investment Advisory Services, Inc. . . . . . . . . . . . .        Delaware
   Independent Advantage Financial and Insurance Services, Inc. . . . .        California
         American General Financial Institution Group, Inc. . . . . . .        Delaware
         WNL Insurance Services, Inc. . . . . . . . . . . . . . . . . .        Delaware
American General Corporation* . . . . . . . . . . . . . . . . . . . . .        Delaware
American General Delaware Management Corporation1 . . . . . . . . . . .        Delaware


                                                                               Jurisdiction of
                          Name                                                  Incorporation
------------------------------------------------------------------------      ---------------
American General Finance, Inc.  . . . . . . . . . . . . . . . . . . . .        Indiana
   HSA Residential Mortgage Services of Texas, Inc. . . . . . . . . . .        Delaware
   AGF Investment Corp. . . . . . . . . . . . . . . . . . . . . . . . .        Indiana
   American General Auto Finance, Inc. .  . . . . . . . . . . . . . . .        Delaware
   American General Finance Corporation(9). . . . . . . . . . . . . . .        Indiana
      American General Finance Group, Inc.  . . . . . . . . . . . . . .        Delaware
         American General Financial Services, Inc.(10). . . . . . . . .        Delaware
            The National Life and Accident Insurance Company  . . . . .        Texas
      Merit Life Insurance Co.  . . . . . . . . . . . . . . . . . . . .        Indiana
      Yosemite Insurance Company  . . . . . . . . . . . . . . . . . . .        Indiana
   American General Finance, Inc. . . . . . . . . . . . . . . . . . . .        Alabama
   American General Financial Center  . . . . . . . . . . . . . . . . .        Utah
   American General Financial Center, Inc.* . . . . . . . . . . . . . .        Indiana
   American General Financial Center, Incorporated* . . . . . . . . . .        Indiana
   American General Financial Center Thrift Company*  . . . . . . . . .        California
   Thrift, Incorporated*  . . . . . . . . . . . . . . . . . . . . . . .        Indiana
American General Investment Advisory Services, Inc.*  . . . . . . . . .        Texas
American General Investment Holding Corporation(11) . . . . . . . . . .        Delaware
American General Investment Management Corporation(11). . . . . . . . .        Delaware
American General Realty Advisors, Inc.  . . . . . . . . . . . . . . . .        Delaware
American General Realty Investment Corporation  . . . . . . . . . . . .        Texas
   AGLL Corporation(12) . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
   American General Land Holding Company  . . . . . . . . . . . . . . .        Delaware
      AG Land Associates, LLC(12) . . . . . . . . . . . . . . . . . . .        California
   GDI Holding, Inc.*(13) . . . . . . . . . . . . . . . . . . . . . . .        California
   Pebble Creek Service Corporation . . . . . . . . . . . . . . . . . .        Florida
   SR/HP/CM Corporation . . . . . . . . . . . . . . . . . . . . . . . .        Texas
Green Hills Corporation . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
Knickerbocker Corporation . . . . . . . . . . . . . . . . . . . . . . .        Texas
   American Athletic Club, Inc. . . . . . . . . . . . . . . . . . . . .        Texas
Pavilions Corporation . . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
USLIFE Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
   All American Life Insurance Company. . . . . . . . . . . . . . . . .        Illinois
   American General Assurance Company . . . . . . . . . . . . . . . . .        Illinois
      American General Indemnity Company. . . . . . . . . . . . . . . .        Nebraska
      USLIFE Credit Life Insurance Company of Arizona . . . . . . . . .        Arizona
   American General Life Insurance Company of Pennsylvania. . . . . . .        Pennsylvania
   I.C. Cal*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        California
   The Old Line Life Insurance Company of America . . . . . . . . . . .        Wisconsin
   The United States Life Insurance Company in the City of New York . .        New York



                                                                               Jurisdiction of
                          Name                                                  Incorporation
------------------------------------------------------------------------      ---------------
   USLIFE Agency Services, Inc. . . . . . . . . . . . . . . . . . . . .        Illinois
      USMRP, Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .        Turks & Caicos
   USLIFE Financial Institution Marketing Group, Inc. . . . . . . . . .        California
   USLIFE Insurance Services Corporation. . . . . . . . . . . . . . . .        Texas
   USLIFE Realty Corporation. . . . . . . . . . . . . . . . . . . . . .        Texas
         USLIFE Real Estate Services Corporation. . . . . . . . . . . .        Texas
   USLIFE Systems Corporation . . . . . . . . . . . . . . . . . . . . .        Delaware



American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.

                                        NOTES

(1) The following limited liability companies were formed in the State of Delaware on March 28, 1995. The limited liability interests of each are jointly owned by AGC and AGDMC and the business and affairs of each are managed by AGDMC:

     American General Capital, L.L.C.
     American General Delaware, L.L.C.

(2) On November 26, 1996, American General Institutional Capital A ("AG Cap Trust A"), a Delaware business trust, was created. On March 10, 1997, American General Institutional Capital B ("AG Cap Trust B"), also a Delaware business trust, was created. Both AG Cap Trust A's and AG Cap Trust B's business and affairs are conducted through their trustees:
     Bankers Trust Company and Bankers Trust (Delaware). Capital securities of each are held by non-affiliated third party investors and common securities of AG Cap Trust A and AG Cap Trust B are held by AGC.

(3) On November 14, 1997, American General Capital I, American General Capital II, American General Capital III, and American General Capital IV (collectively, the "Trusts"), all Delaware business trusts, were created. Each of the Trusts' business and affairs are conducted through its trustees: Bankers Trust (Delaware) and James L. Gleaves (not in his individual capacity but solely as Trustee).

(4) On July 10, 1997, the following insurance subsidiaries of AGC became the direct owners of the indicated percentages of membership units of SBIL B, L.L.C. ("SBIL B"), a U.S. limited liability company: VALIC (22.6%), FL (8.1%), AGLA (4.8%) and AGL (4.8%).

     Through their aggregate 40.3% interest in SBIL B, VALIC, FL, AGLA and AGL indirectly own approximately 28% of the securities of SBI, an English company, and 14% of the securities of ESBL, an English company, SBP, an English company, and SBFL, a Cayman Islands company. These interests are held for investment purposes only.

(5) Effective December 5, 1997, AGC and Grupo Nacional Provincial, S.A. ("GNP") completed the purchase by AGC of a 40% interest in Grupo Nacional Provincial Pensions S.A. de C.V., a new holding company formed by GNP, one of Mexico's largest financial services companies.

(6) AGLA owns approximately 12% of Whirlpool Financial Corp. ("Whirlpool") preferred stock. AGLA's holdings in Whirlpool represents approximately 3% of the voting power of the capital stock of Whirlpool. The interests in Whirlpool (which is a corporation that is not associated with AGC) are held for investment purposes only.

(7) AGL owns 100% of the common stock of American General Securities Incorporated ("AGSI"), a full-service NASD broker-dealer. AGSI, in turn, owns 100% of the stock of the following insurance agencies:

        American General Insurance Agency, Inc. (Missouri)
        American General Insurance Agency of Hawaii, Inc. (Hawaii)
        American General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     In addition, the following agencies are indirectly related to AGSI, but not owned or controlled by AGSI:
        American General Insurance Agency of Ohio, Inc. (Ohio)
        American General Insurance Agency of Texas, Inc. (Texas)
        American General Insurance Agency of Oklahoma, Inc. (Oklahoma)
        Insurance Masters Agency, Inc. (Texas)

     AGSI and the foregoing agencies are not affiliates or subsidiaries of AGL under applicable holding company laws, but they are part of the AGC group of companies under other laws.

(8) AGA Series Trust is a Massachusetts business trust, all of the shares of which are held in the separate account of AGA for the benefit of AGA variable annuity policyholders.

(9) American General Finance Corporation is the parent of an additional 48 wholly-owned subsidiaries incorporated in 30 states and Puerto Rico for the purpose of conducting its consumer finance operations, including those noted in footnote 10 below.

(10) American General Financial Services, Inc. is the parent of an additional 7 wholly-owned subsidiaries incorporated in 4 states and Puerto Rico for the purpose of conducting its consumer finance operations.

(11) American General Investment Management, L.P. is jointly owned by AGIHC and AGIMC. AGIHC holds a 99% limited partnership interest, and AGIMC owns a 1% general partnership interest.


(12) AG Land Associates, LLC is jointly owned by AGLH and AGLL. AGLH holds a 98.75% managing interest and AGLL owns a 1.25% managing interest.

(13) AGRI owns only a 75% interest in GDI Holding, Inc.

(14) AGCL owns 50% of the common stock of TAG Life. Franklin Resources, Inc., a Delaware business corporation and financial services holding company, through its subsidiary TGH Holdings, Ltd., a Bahamian business corporation, owns the remaining 50% of TAG Life. Franklin Resources, Inc. and TGH Holdings, Ltd. are not affiliated with AGC.

(15) VALIC holds 900 (90%) of the outstanding common shares. The Florida Education Association/United, a Florida teachers union and unaffiliated third party, holds the remaining 100 (10%) of the outstanding common shares.

(16) VALIC holds (90%) of the outstanding common shares. Gateway Investment Services, Inc., a California corporation and an unaffiliated third party, holds the remaining 10% of the outstanding common shares.

Revised 1/1999

ITEM 27.       NUMBER OF CONTRACT OWNERS

       As of March 31, 1999, there were 4,277 owners of Contracts of the class covered by this registration statement (3,949 Qualified Contracts and 328 Non-Qualified Contracts).

ITEM 28.       INDEMNIFICATION

The Bylaws of the Franklin Life Insurance Company provide as follows:

               INDEMNIFICATION FOR OFFICERS AND DIRECTORS

     SECTION 1. The Company shall indemnify and hold harmless each person who shall serve at any time hereafter as a director or officer of the Company or who is serving at the request of the Company as a director or officer of any other corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise from and against any and all claims and liabilities to which such person shall become subject by reason of his having heretofore or hereafter been a director or officer of the Company, or such other organization with respect to which such director or officer serves at the request of the Company, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by him as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his own willful misconduct.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, Franklin Financial Services Corporation, also acts as principal underwriter for Separate Account VUL and Separate Account VUL-2 of The American Franklin Life Insurance Company, which offer interests in flexible premium variable life insurance policies, and Separate Account VA-1 of The American Franklin Life Insurance Company, which offers interests in variable annuity contracts.

(b)  The directors and principal officers of the principal underwriter are:



             (1)                             (2)
                                    Positions and Offices
             Name                      with Underwriter
             ----                   ---------------------
     Tony M. Carter          Vice President

     Ross D. Friend          Senior Vice President and Chief Compliance Officer

     John A. Kalbaugh*       Vice President - Marketing

     Kathy Keith             Treasurer and Associate Director

     E. Paul Kovach, Jr.*    Chairman of the Board

     Karen Kunz              Chief Financial Officer and Director of
                                 Compliance and Administration

     Gary D. Osmonson        Director and President

     Robert M. Roth*         Vice President - Administration and Compliance and
                                 Secretary

     William A. Simpson      Director

     Daniel E. Trudan        Vice President and Assistant Secretary



The principal business address of each individual with an asterisk next to his name is 2727 Allen Parkway, Houston, Texas 77019. The principal business address of each other individual except Tony M. Carter and Ross D. Friend is c/o Franklin Financial Services Corporation, #1 Franklin Square, Springfield, Illinois 62713. The principal business address of Tony M. Carter is 2900 Greenbrier Drive, Springfield, Illinois 62704. The principal business address of Ross D. Friend is 2727-A Allen Parkway, Houston, Texas 77019.



(c) This information appears in the Statement of Additional Information under "Distribution of the Contracts."


ITEM 30.  LOCATION OF RECORDS

     All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Franklin Life Insurance Company at its principal executive office located at #1 Franklin Square, Springfield, Illinois 62713 or at The Franklin Life Insurance Company's Administrative Office - FLIC Annuity Service Center, 2727-A Allen Parkway (3-50), Houston, Texas 77019-2191; or P.O. Box 4799, Houston, Texas 77210-4799, (800) 231-0105 or (713) 831-3505.

ITEM 31.  MANAGEMENT SERVICES

     Registrant has no management-related service contract not discussed in Part A or Part B hereof.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

     The Registrant undertakes:

     (a) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus constituting part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request;

     (d) that the Registrant is relying upon the "no-action" letter of the Securities and Exchange Commission dated November 28, 1988 in response to the American Council of Life Insurance with respect to restrictions on withdrawal of amounts from Contracts used in connection with annuity purchase plans meeting the requirements of Internal Revenue Code Section 403(b), which amounts are attributable to contributions made on or after January 1, 1989 pursuant to a salary reduction agreement or to income earned on or after January 1, 1989 with respect to contributions made pursuant to a salary reduction agreement and that the Registrant will comply with the requirement of numbered paragraphs (1) through (4) of such "no-action" letter;

     (e) that the Registrant is relying upon Rule 6c-7 under the 1940 Act with respect to the offer and sale of Contracts to participants in the Texas Optional Retirement Program and that the Registrant will comply with the provisions of paragraphs (a) - (d) of Rule 6c - 7.

     (f) The Franklin Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Franklin Life Insurance Company in connection with the Contracts.

                                      SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the City of Springfield, and State of Illinois, on the 23rd day of April, 1999.


                         Franklin Life Variable Annuity Fund (Registrant)

                         The Franklin Life Insurance Company (Depositor)


                         By: /s/ William A. Simpson
                             --------------------------------
                              William A. Simpson

                              Chairman of the Board of Directors and

                              Chief Executive Officer

Attest:


/s/ Elizabeth E. Arthur
-----------------------
Elizabeth E. Arthur


Assistant Secretary


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                         TITLE                    DATE

        *
------------------------
Robert M. Beuerlein                    Director
                                                            -----------------

        *
------------------------
Brady W. Creel                         Director
                                                            -----------------

------------------------
Rodney O. Martin Jr.                   Director
                                                            -----------------

------------------------
Jon P. Newton                          Director
                                                            -----------------

        *
------------------------
Michael M. Nicholson
                                        Director
                                                            -----------------


        *                        Executive Vice President
-------------------------          and Chief Financial
Philip K. Polkinghorn             Officer (principal
                                  financial officer and
                                  principal accounting
                                        officer)
                                                            -----------------

------------------------
Gary D. Reddick                        Director
                                                            -----------------


                                Chairman of the Board and
        *                        Chief Executive Officer
------------------------          (principal executive
William A. Simpson                     officer)
                                                            -----------------

/s/ Elizabeth E. Arthur            Dated April 23, 1999
-------------------------------
* By Elizabeth E. Arthur,


       Attorney-in-Fact